                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[_] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             TORCHMARK CORPORATION
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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Notes:

                                                  [LOGO OF TORCHMARK CORPORATION
                                                            APPEARS HERE]

                                                                 March 24, 1997

To the Stockholders of
----------------------
 Torchmark Corporation:

  Torchmark's 1997 annual meeting of stockholders will be held in the auditorium at the executive offices of the Company, 2001 Third Avenue South, Birmingham, Alabama at 10:00 a.m., Central Daylight Time, on Thursday, April 24, 1997.

  The accompanying formal notice and proxy statement discuss matters which will be presented for a stockholder vote. If you have any questions or comments about the matters discussed in the proxy statement or about the operations of your Company, we will be pleased to hear from you.

  It is important that your shares be voted at this meeting. Please mark, sign, and return your proxy. If you attend the meeting in person, you may withdraw your proxy and vote your stock if you desire to do so.

  We hope that you will take this opportunity to meet with us to discuss the results and operations of the Company during 1996.

                                          Sincerely,

                                          /s/ R. K. Richey
                                          -----------------------------------
                                          R. K. Richey
                                          Chairman & Chief Executive Officer


                                          /s/ Keith A. Tucker
                                          -----------------------------------
                                          Keith A. Tucker
                                          Vice Chairman

                       ---------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 24, 1997

                       ---------------------------------

To the Holders of Common Stock of
 Torchmark Corporation

  The annual meeting of stockholders of Torchmark Corporation will be held at the executive offices of the Company, 2001 Third Avenue South, Birmingham, Alabama 35233 on Thursday, April 24, 1997 at 10:00 a.m., Central Daylight Time, for the following purposes:

    (1) To elect the nominees shown in the proxy statement as directors to serve for three year terms or until their successors have been duly elected and qualified.
    (2) To approve amendments to and the restatement of the Torchmark Corporation 1987 Stock Incentive Plan.

    (3) To approve the Torchmark Corporation 1996 Non-Employee Director Stock Option Plan and the Torchmark Corporation 1996 Executive Deferred Compensation Stock Option Plan.

    (4) To ratify the Torchmark political contributions program.

    (5) To consider the appointment of independent auditors.

    (6) To transact such other business as may properly come before the meeting.

  These matters are more fully discussed in the accompanying proxy statement.

  The close of business on Wednesday, March 5, 1997 has been fixed as the date for determining the stockholders who are entitled to notice of and to vote at the annual meeting. All stockholders, whether or not they expect to attend the annual meeting in person, are requested to mark, date, sign, and return the enclosed form of proxy in the accompanying envelope. Your proxy may be revoked at any time before it is voted.

  The annual meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof. Any business for which notice is hereby given may be transacted at any such adjourned meeting.

                                          By Order of the Board of Directors

                                          /s/ Carol A. McCoy
                                          -----------------------------------
                                          Carol A. McCoy
                                          Associate Counsel & Secretary

Birmingham, Alabama
March 24, 1997

                                PROXY STATEMENT

SOLICITATION OF PROXIES

  The Board of Directors of Torchmark Corporation (the "Company" or "Torchmark") solicits your proxy in the form enclosed with this statement for use at the annual meeting of stockholders to be held at the executive offices of the Company, 2001 Third Avenue South, Birmingham, Alabama 35233 at 10:00 a.m., Central Daylight Time, on Thursday, April 24, 1997, and at any adjournment of such meeting. R. K. Richey and Keith A. Tucker are named as proxies in the form and have been designated as directors' proxies by the Board of Directors.

  When the enclosed proxy/direction card is returned, properly executed, and in time for the meeting, the shares represented thereby will be voted at the meeting. All proxies will be voted in accordance with the instructions set forth on the proxy/direction card, but if proxies which are executed and returned do not specify a vote on the proposals considered, the proxies will be voted FOR such proposals. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company (at the address set forth above) at any time before the proxy is voted.

  The card is considered to be voting instructions furnished to the respective trustees of the Torchmark Corporation Savings and Investment Plan, the United Investors Management Company Savings and Investment Plan, the Liberty National Life Insurance Company 401(k) Plan and the Profit-Sharing and Retirement Plan of Liberty National Life Insurance Company with respect to shares allocated to individual accounts under such plans. To the extent that account information is the same, participants in one or more of the plans who are also shareholders of record will receive a single card representing all shares. If a plan participant does not return a proxy/direction card to the Company, the trustees of a plan in which shares are allocated to his or her individual account will vote such shares in the same proportion as the total shares in such plan for which directions have been received.

  A simple majority vote of the holders of the issued and outstanding common stock of the Company represented in person or by proxy at the stockholders meeting is required to elect directors and approve all other matters put to a vote of stockholders. Abstentions are considered as shares present and entitled to vote and therefore have the same legal effect as a vote against a matter presented at the meeting. Any shares regarding which a broker or nominee does not have discretionary voting authority under applicable New York Stock Exchange rules will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes.

RECORD DATE AND VOTING STOCK

  Each stockholder of record at the close of business on March 5, 1997 is entitled to one vote for each share of common stock held on that date upon each matter to be voted on by the stockholders at the meeting. At the close of business on March 5, 1997, there were 69,832,952 shares of common capital stock of the Company outstanding (not including 71,181,588 shares held by the Company and its subsidiaries which are non-voting while so held). There is no cumulative voting of the common stock.

PRINCIPAL STOCKHOLDERS

  The following table lists all persons known to be the beneficial owner of more than five percent of the Company's outstanding common stock as of December 31, 1996.

                                               PERCENT OF
        NAME AND ADDRESS   NUMBER OF SHARES(1)   CLASS
        ----------------   ------------------- ----------
   INVESCO PLC                  4,225,127         6.0%
    11 Devonshire Square
    London EC2M 4R
    England

--------
(1) All stock reported is held by holding companies (INVESCO North American Group, Ltd, INVESCO Group Services, Inc., INVESCO, Inc. and INVESCO North American Holdings, Inc.) and an investment advisor (INVESCO Capital Management, Inc.), which are subsidiaries of INVESCO PLC. These entities share the voting and the dispositive power over the shares and have disclaimed beneficial ownership of such stock.

                               PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

  The Company's By-laws provide that the number of directors shall be not less than seven nor more than fifteen with the exact number to be fixed by the Board of Directors. In March 1997, the Board of Directors fixed the number of directors at nine persons, effective upon the retirement of Yetta G. Samford, Jr. at the April 24, 1997 annual meeting of stockholders.

  The Board of Directors proposes the election of David L. Boren, Louis T. Hagopian, and Harold T. McCormick as directors, to hold office for a term of three years, expiring at the close of the annual meeting of stockholders to be held in 2000 or until their successors are elected and qualified. The current terms of office of Messrs. Boren, Hagopian and McCormick expire in 1997. The term of office of each of the other six directors continues until the close of the annual meeting of stockholders in the year shown in the biographical information below.

  Non-officer directors retire from the Board of Directors at the annual meeting of stockholders which immediately follows their 73rd birthday. Directors who are officers of the Company retire from active service as directors at the annual stockholders meeting immediately following their 65th birthday, except that the director holding the position of Chairman of the Board retires at the annual meeting of stockholders following his 73rd birthday.

  If any of the nominees becomes unavailable for election, which is not anticipated, the directors' proxies will vote for the election of such other person as the Board of Directors may recommend unless the Board reduces the number of directors.

  The Board recommends that the stockholders vote FOR the nominees.

PROFILES OF DIRECTORS AND NOMINEES(/1/)

  David L. Boren (age 56) has been a director of the Company since April, 1996. He is a director of Phillips Petroleum Corporation, AMR Corporation and Texas Instruments, Inc. Principal occupation: President of The University of Oklahoma, Norman, Oklahoma since November, 1994. (United States Senator from Oklahoma, 1979-1994).

  Joseph M. Farley (age 69) has been a director of the Company since 1980. His term expires in 1998. He is an advisory director of The Southern Company. Principal occupation: Of Counsel at Balch & Bingham, Attorneys and Counselors, Birmingham, Alabama since November, 1992. (President and Chief Executive Officer of Southern Nuclear Operating Company, Birmingham, Alabama, a nuclear utility operating company,

December, 1990-May, 1992; Chairman of the Board of Southern Nuclear Operating Company, May-October, 1992; Executive Vice President and Corporate Counsel of The Southern Company, Birmingham, Alabama, July, 1991-October, 1992).

  Louis T. Hagopian (age 71) has been a director of the Company since 1988. Principal occupation: Owner of Meadowbrook Enterprises, Darien, Connecticut, an advertising and marketing consultancy, since January, 1990. Vice Chairman, Partnership for a Drug-Free America, New York, New York.

  C. B. Hudson (age 51) has been a director since 1986. His term expires in 1998. Principal occupation: Chairman of Insurance Operations of the Company since January, 1993; Chairman of Liberty, United American and Globe since October, 1991 and Chief Executive Officer of Liberty since December, 1989, of United American since November, 1982 and of Globe since February, 1986. (President of Liberty, January, 1993-December, 1994).

  Joseph L. Lanier, Jr. (age 65) has been a director of the Company since 1980. His term expires in 1998. He is a director of Flowers Industries, Inc., Dimon Inc. and SunTrust Banks, Inc. Principal occupation: Chairman of the Board and Chief Executive Officer of Dan River Incorporated, Danville, Virginia, a textile manufacturer, since November, 1989.

  Harold T. McCormick (age 68) has been a director since April, 1992. Principal occupation: Chairman and Chief Executive Officer of Bay Point Yacht & Country Club, Panama City, Florida, since March, 1988; Chairman, First Ireland Spirits Co., Ltd., Dublin, Ireland, since February, 1996.

  George J. Records (age 62) has been a director of the Company since April, 1993. His term expires in 1999. Principal occupation: Chairman of Midland Financial Co., Oklahoma City, Oklahoma, a bank and financial holding company for retail banking and mortgage operations, since 1982.

  R. K. Richey (age 70) has been a director of the Company since 1980. His term expires in 1999. He is a director of Vesta Insurance Group, Inc., the United Group of Mutual Funds (17 funds), Waddell & Reed Funds, Inc. (6 funds) and TMK/United Funds, Inc. (10 funds). Principal occupation: Chairman of Company since August, 1986 and Chief Executive Officer of the Company since December, 1984.

  Keith A. Tucker (age 52) has been a director since October, 1989. His term expires in 1999. He is a director of Vesta Insurance Group, Inc., the United Group of Mutual Funds (17 funds), Waddell & Reed Funds, Inc. (6 funds) and TMK/United Funds, Inc. (10 funds). Principal occupation: Vice Chairman of Company since May, 1991.
--------
(1) "Liberty", "Globe" and "United American" as used in this proxy statement refer to Liberty National Life Insurance Company, Globe Life And Accident Insurance Company and United American Insurance Company, respectively, subsidiaries of the Company.

                               PROPOSAL NUMBER 2

AMENDMENT TO AND RESTATEMENT OF 1987 TORCHMARK STOCK INCENTIVE PLAN

  On October 22, 1996 and March 4, 1997, the Board of Directors of the Company adopted amendments to the provisions of and determined to restate the Torchmark Corporation 1987 TMK Stock Incentive Plan (the "TMK Incentive Plan"), subject to approval by the stockholders of the Company. The amendments are discussed in more detail below. The full text of the TMK Incentive Plan, as amended and restated, is attached hereto as Exhibit 1 and the following description is qualified in its entirety by reference to said Exhibit 1. Capitalized terms used herein shall have the same meaning as set forth in the TMK Incentive Plan.

                             SUMMARY OF AMENDMENTS

  The TMX Incentive Plan presently provides that 11,300,000 shares are available for issuance thereunder. The Board has amended the plan, subject to shareholder approval, to increase the number of shares available for awards from 11,300,000 to 12,300,000. The additional 1,000,000 shares which would be available for awards may come from authorized but unissued shares or from the treasury stock of the Company. If a stock option expires unexercised or an award is forfeited, the shares subject to such award will generally be available for future awards.

  The TMK Incentive Plan currently provides that non-employee ("outside") directors are automatically awarded a Director Stock Option for 3,000 shares on the first day of each calendar year on which the Company's common stock is traded on the New York Stock Exchange. In 1996, changes were made in federal securities laws and regulations which would allow non-formula based stock options to be awarded to outside directors pursuant to option plans which comply with Rule 16b-3 of the Securities Exchange Act of 1934. After review and deliberation, the Board determined that it was desirable to amend the TMK Incentive Plan to permit the Board, in its discretion, to grant non-formula based stock options to outside directors from time to time. Thus, the Board amended the plan, subject to shareholder approval at the 1997 Annual Meeting, to provide that the entire Board, in its sole discretion, may for calendar years commencing with 1996, award Director Stock Options on a non-formula basis to all or such individual Outside Directors as it may select upon such terms and conditions as it may determine. The price of such Director Stock Options may be fixed by the Board at a discount not to exceed 25% of the fair market value of the Company's common stock on the grant date or may be the fair market value of the stock on the grant date.


  Contingent upon shareholder approval, on December 18, 1996, each of Messrs. Boren, McCormick and Records were granted options on 10,000 shares at $37.22 per share (25% discount to fair market value on December 18, 1996). The Board in its discretion determined to award these non-formula options to all non-employee directors elected after January 1, 1992 (the newer directors) to provide them a greater economic interest in the Company through ownership of common stock.

                     DESCRIPTION OF THE TMK INCENTIVE PLAN

  The following is a description of the amended and restated TMK Incentive Plan as submitted for stockholder approval. The TMK Incentive Plan authorizes the Compensation Committee to grant Stock Options, Stock Appreciation Rights, Restricted Stock and/or Deferred Stock awards to officers and other key employees of the Company and its Subsidiaries and Affiliates, during the period ending April 28, 2004. Each Outside Director of the Company is automatically granted a Director Stock Option for 3,000 shares on the first day of each calendar year on which the Company's common stock is traded on the New York Stock Exchange. Outside Directors may from time to the be awarded, in the sole discretion of the Board, non-formula based Director Stock Options in such amounts and upon such terms as are determined by the Board.

  A maximum of 12,300,000 shares (plus such shares subject to options under the 1984 Torchmark Corporation Stock Option Plan which expire unexercised) of common stock of the Company are available for awards under the terms of the TMK Incentive Plan, subject to adjustment for future stock splits, stock dividends and similar events. Options, awards and other grants under the TMK Incentive Plan which expire unexercised or are forfeited are generally not counted in applying the maximum shares authorization. Presently, 671,288 shares remain available for awards pursuant to the TMK Incentive Plan. The closing price of Company common stock on the New York Stock Exchange on March 7, 1997 was $59.625 per share.

  The TMK Incentive Plan permits the granting of incentive stock options and non-qualified stock options. The Stock Option term is set by the Compensation Committee but cannot exceed ten years in the case of incentive stock options. Automatic-formula-based Director Stock Options are non-qualified stock options with a ten year and two day term. Non-formula based Director Stock Options are non-qualified options with the term specified by the Board at the time of grant. The exercise price for any Stock Option and formula-based Director Stock Option will be determined by the Compensation Committee but will never be less than 100% of the market price of the stock on the date of grant. A non-formula based Director Stock Option may be awarded by the Board, in its discretion, with an exercise price equal to the fair market value of the stock on the grant date or at a discount not to exceed 25% of the market value on the grant date. Options become exercisable, in full or in installments, at the time determined by the Compensation Committee, which can also accelerate the exercisability of options. Generally, Stock Options and Director Stock Options (both formula-based and discretionary) may not be first exercised prior to six months from the option grant date except in certain circumstances more fully described below. The Compensation Committee may also substitute new Stock Options for previously granted Stock Options including options granted under other plans applicable to the participant and previously granted Stock Options having higher prices.

  All shares purchased upon the exercise of a Stock Option or either type of Director Stock Option must be paid for in full at the time of purchase in cash or, if permitted by the Compensation Committee, by delivery of unrestricted stock, restricted stock or deferred stock valued at Fair Market Value on the exercise date. The Compensation Committee may allow "pyramiding" in the exercise of Stock Options and permits the exercise and simultaneous sale ("cashless exercise") of Stock Options and Director Stock Options through a program operated in conjunction with local brokerages.

  Stock Options, in the case of termination of employment by death, Disability, or Normal Retirement, and Director Stock Options, in all situations where Outside Director status terminates, become immediately exercisable upon the termination date and may thereafter be exercised during the period which ends upon the expiration of the stated term of the option or the first anniversary of the optionee's death, whichever is later. If the officer or key employee's employment terminates as a result of Early Retirement, the Stock Options terminate three years from the termination date or upon the expiration of the stated term of the option, whichever is shorter, and may be exercised to the extent they become exercisable during such period. When an optionee's employment is involuntarily terminated without Cause, the Stock Options expire three months from the termination date or upon the expiration of the stated term of the option, whichever is shorter, and may be exercised to the extent they become exercisable during such period. When an optionee's employment is terminated for Cause, the options are immediately forfeited to the Company. In the case of voluntary termination of employment for any reason, Stock Options terminate one month from the termination date or upon the expiration of the stated term of the option, whichever is shorter, and may be exercised to the extent they become exercisable during such period.

  The Compensation Committee is authorized to grant Stock Options which may be transferred during the optionee's lifetime in limited circumstances with the express written consent of the Compensation Committee. Such transfers may only be made to members of the Immediate Family of the optionee, a partnership where such Immediate Family members are the only partners, or one or more trusts for the benefit of such Immediate Family members, and without consideration for the transfer. Any Stock Option not (i) granted pursuant to any agreement expressly allowing the transfer of said Stock Option or (ii) amended expressly to permit its transfer will not be transferable otherwise than by will or by the laws of descent and distribution.

  Optionees recognize income for purposes of Federal income tax immediately upon the exercise of non-qualified options, generally in an amount equal to the option spread on the date of exercise, and the employer corporation generally receives a deduction in the same amount, subject to limitations on deductibility imposed by Sections 162(m) and 280G of the Internal Revenue Code. Upon the exercise of incentive stock options if the optionee holds the shares received for the longer of one year from the date of the option exercise or two years from the date of the option grant, the optionee generally does not recognize income until the shares are actually sold (at which time the difference between the sale proceeds and the exercise price is taxed as capital gain) and the employer corporation does not receive any deduction.

  The TMK Incentive Plan provides that optionees may elect, subject to the approval of the Compensation Committee, to have their tax withholding obligations met by the reduction of the number of shares of stock or amount of cash otherwise issuable or payable to such person.

  Stock appreciation rights ("SARs") may be granted in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or unrestricted common stock of the Company (as determined by the Compensation Committee), not greater in value than the increase in the value of the shares covered by such right since the date of grant. Each SAR will terminate upon the termination of the related option.

  The Compensation Committee may also award non-transferable restricted shares of common stock subject to such conditions and restrictions as it may determine, which may include continued employment or the attainment of performance goals. The Compensation Committee may permit the restrictions to lapse in installments within the restricted period and may accelerate or waive any restrictions at any time (including after termination of employment). A recipient of restricted stock may be required to pay a purchase price per share for such stock or may receive such restricted stock without any payment in cash or property as determined by the Compensation Committee. If a participant who holds shares of restricted stock terminates employment for any reason (including death) prior to the lapse or waiver of the restrictions, the participant will forfeit the shares in exchange for the amount, if any, which the participant paid for them.

  Deferred stock awards may be made by the Compensation Committee under the TMK Incentive Plan. These non-transferable awards entitle the recipient to receive shares without any payment in cash or property in one or more installments at a future date or dates, as determined by the Compensation Committee. Receipt of deferred stock may be conditioned on such matters as the Compensation Committee shall determine, including continued employment or attainment of performance goals. All such rights will generally terminate upon the participant's termination of employment. Any deferral restrictions under a deferred stock award may be accelerated or waived by the Compensation Committee at any time (including following termination of employment).

  The TMK Incentive Plan authorizes the Company, with the consent of the Compensation Committee, to make or arrange for loans to employees in connection with the exercise of options or the payment of any purchase price for restricted stock granted under the TMK Incentive Plan. The Compensation Committee has full authority to decide whether to make such loans and to determine the terms and provisions of any such loans including the interest charged and repayment terms.

  The TMK Incentive Plan provides that (1) in the event of a "Change of Control" (as defined in the TMK Incentive Plan), unless otherwise determined by the Compensation Committee prior to such Change of Control, or (2) to the extent expressly provided by the Compensation Committee at or after the time of grant, in the event of a "Potential Change of Control" (as defined in the TMK Incentive Plan), (i) all stock options and related SARs will become immediately exercisable, (ii) the restrictions and deferral limitations applicable to outstanding restricted stock awards and deferred stock awards will lapse and the shares in question will fully vest, and (iii) the value of such options and awards, to the extent determined by the Compensation Committee, will be settled on the basis of the highest price paid (or offered) during the preceding 60-day period, as determined by the Compensation Committee. In the sole discretion of the Committee, such settlements may be made in cash or in stock, as shall be necessary to effect the desired accounting treatment for the transaction resulting in the Change of Control. In addition, at any time prior to or after a Change of Control or a Potential Change of Control, the Compensation Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate. Generally, if an optionee's employment or consultant status with the Company or a director's status as an Outside Director terminates by reason of or within three months following a merger or other business combination resulting in a Change of Control, the Plan provides that such optionee's stock options will terminate upon the latest of (i) six months and one day after the merger or business combination, (ii) ten business days following the expiration of the period during which publication of financial results covering at least thirty days of post-merger combined operations has occurred, and (iii) the expiration of the stated term of such Stock Option or Director Stock Option.

  The following table sets forth the stock options awarded in 1996 pursuant to the TMK Incentive Plan. It is within the sole discretion of the Compensation Committee whether stock options will be granted to officers and employees and of the entire Board whether non-formula or discretionary stock options will be granted to Outside Directors and the number of such options. Thus, the 1996 stock options shown below as awarded to officers and employees may not be indicative of any future stock options which might be granted to such persons. Outside Directors annually receive formula-based Director Stock Options for a fixed number of shares pursuant to the provisions of the TMK Incentive Plan. Such formula-based Director Stock Options are reflective of the number of shares to be awarded in the future years. Non-formula based Director Stock Options are granted within the sole discretion of the entire Board and such options granted in 1996, subject to shareholder approval of the amendments to the TMK Incentive Plan, may not be indicative of any future non-formula based Director Stock Options awarded.

                TORCHMARK CORPORATION 1987 STOCK INCENTIVE PLAN

                                                                      NUMBER
              NAME                                                   OF SHARES
              ----                                                   ---------
       R. K. Richey.................................................  100,000
        Chairman and CEO
       Keith A. Tucker..............................................   65,000
        Vice Chairman
       C. B. Hudson.................................................   65,000
        Chairman & CEO of Liberty, Globe
         and United American
       Henry J. Herrmann............................................   18,000
        Vice President and Chief Investment
         Officer of W&R Financial
       Bernard Rapoport.............................................   40,000
        Chairman and CEO of American Income
       Executive Group..............................................  288,000
       Non-Executive Director Group.................................   51,000
       Non-Executive Officer Employee Group.........................  382,100

  The Board recommends that stockholders vote FOR the amendments to and restatement of the TMK Incentive Plan.

                               PROPOSAL NUMBER 3

APPROVAL OF TORCHMARK CORPORATION 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN AND TORCHMARK CORPORATION 1996 EXECUTIVE DEFERRED COMPENSATION STOCK OPTION PLAN

  On December 18, 1996, the Board adopted the Torchmark Corporation 1996 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan") and the Torchmark Corporation 1996 Executive Deferred Compensation Stock Option Plan (the "Executive Deferral Plan"), subject to shareholder approval at the 1997 Annual Meeting of the Company. The stated purpose of the Non-Employee Director Plan is to attract and retain highly qualified and capable non-employee directors and to promote the long term growth of the Company by providing a vehicle for such directors to increase their proprietary interest in the Company. The purpose of the Executive Deferral Plan is to promote long-term growth of the Company by providing a vehicle for eligible executives to increase their proprietary interest in the Company and to attract and retain highly qualified and capable eligible executives. A copy of the Non-Employee Director Plan is attached as Exhibit II and a copy of the Executive Deferral Plan is attached as Exhibit II and this description is qualified in its entirety by reference to such exhibits. Capitalized terms used herein have the same meaning as in the Non-Employee Director Plan or the Executive Deferral Plan, as applicable.

NON-EMPLOYEE DIRECTOR PLAN

  If approved, the Non-Employee Director Plan would permit directors who are not employees of the Company, its subsidiaries or affiliates to elect to defer on an annual basis all or a designated portion of their director compensation payable in 1997 or thereafter into the interest-bearing account of the Non-Employee Director Plan. Such deferrals would be made subject to a one-time opportunity by the Non-Employee Director to convert that year's deferred director compensation into options, granted either at market value or at a designated discount not to exceed 25%, to acquire Company common stock. The Company's seven current Non-Employee Directors as well as any subsequently elected Non-Employee Directors constitute the class of persons eligible to participate in this plan. Up to 400,000 shares of Company common stock are proposed to be reserved for issuance pursuant to the Non-Employee Director Plan. The closing price of common stock of the Company on the New York Stock Exchange on March 7, 1997 was $59.625 per share.

  Contingent upon shareholder approval of the Non-Employee Director Stock Plan, in December 1996, Messrs. Hagopian, Lanier, McCormick, Records and Samford deferred 100% of their 1997 director compensation into the Interest Account of the Non-Employee Director Plan. Mr. Lanier elected to convert his interest-bearing account balance on January 2, 1997 to fair market value stock options on 9,084 Company common shares with an exercise price of $50.25 per share. On January 31, 1997, Messrs. Hagopian, McCormick, Records and Samford converted their respective interest-bearing account balances to fair market value stock options on 9,041, 9,137, 9,137 and 3,142 shares, respectively, with a $51.75 exercise price per share. Messrs. Boren and Farley, who are eligible to participate in the Non-Employee Director Plan, chose not to make deferrals of any 1997 director compensation and will be paid all such compensation in cash.

                              DESCRIPTION OF PLAN

  On or before December 31 of each year, each Non-Employee Director will determine whether to receive all or a portion of his or her annual retainer and Board and committee meeting fees for the following calendar year in cash or to defer all or a portion (in 10% increments, but not less than 50%) of such Annual Compensation (assuming maximum attendance at scheduled Board and Committee meetings) into an interest-bearing account in the Non-Employee Director Plan. In the case of a newly elected Non-Employee Director, such determination to defer compensation must be made within the 30 day period immediately following election to the Board. The determination to defer, if made, shall be indicated upon a Primary Election Form, which shall specify the percentage of compensation deferred and the basis for payment of the interest-bearing account balance (a lump sum or designated number of monthly payments not to exceed 120) to the Non-Employee Director upon the earliest of (a) December 31 of the fifth year after the year with respect to which the deferral was made, (b) the first Business Day of the fourth month after such Non-Employee Director's death or (c) termination as a Non-Employee Director, for any reason other than by death.

  At any time, but only once, during the calendar year immediately following the filing of a Primary Election Form, a participating Non-Employee Director may elect to convert the then current balance in his or her Interest Account for the calendar year to which such Primary Election Form relates into options to acquire Company common stock. For example, if a Primary Election Form was filed in December 1996 deferring Annual Compensation to be earned in 1997, the Non-Employee Director may elect at any time during 1997 to convert such deferred amount plus accrued interest to the conversion election date into stock options. The irrevocable election to receive options as of this election date, which is made on a Secondary Election Form, will specify the percentage of such stock options to be granted at an exercise price of 100% of the Fair Market Value per Share on the Option Grant Date and the percentage of Options to be granted at an exercise price of not less than 75% of the Fair Market Value per Share. Non-Employee Directors may elect to receive discounted stock options, market value stock options or a combination of both. To the extent that a Non-Employee Director chooses to receive discounted stock options, he or she will receive options on a smaller number of shares with a lower exercise price per share while a decision to receive market value options will result a larger number of shares subject to option with a higher exercise price per share.

  Options granted pursuant to the Non-Employee Director Plan will be non-qualified stock options. Based upon the Non-Employee Director's decision as to the exercise price (discounted or market value) of the options to be received, the number of Shares subject to such option will be the whole number of Shares equal to (a) the dollar amount which the Non-Employee Director has elected to convert to Options divided by (b) the per share value of an Option on the Option Grant Date, as determined using an option valuation model selected by the Compensation Committee of the Board of the Company. Options are first exercisable, cumulatively, as to 10% of the Shares on each of the first through tenth anniversaries of the Option Grant Date. The term of the option will be as specified by the Committee but in no event may the period of time over which an Option may be exercised exceed eleven years from the Option Grant Date. In no event will death, Disability, retirement, other termination of directorship or failure to be reelected as a director shorten the term of any outstanding Option. Options may be subject to accelerated vesting and shall be immediately exercisable upon the Non-Employee Director's death or Disability, a Change in Control of the Company as defined in the plan or the unanimous decision of the Committee to accelerate. Upon acceleration, an Option remains exercisable for the remainder of its original term.

  Options may be exercised in whole or in part. Shares will be issued pursuant to the exercise of an Option only upon receipt by the Company of payment in full in cash of the aggregate purchase price for the Shares subject to the Option or portion thereof being exercised. The Committee may determine the specific method of payment, including permitting "cashless" exercises (exercise and simultaneous sale), and other terms and provisions of Options in its sole discretion.

  Options will not be assignable or transferrable other than by will or by the laws of descent and distribution; provided, however, the Committee may permit transfers which it, in its sole discretion, concludes do not result in accelerated taxation and which are otherwise appropriate and desirable taking into account any applicable securities laws.

  Based upon current federal tax laws, a Non-Employee Director will not recognize income upon the making of a proper and timely deferral to the Interest Account nor will income be recognized upon the conversion of such account balance to Options. The Non-Employee Director will recognize income for purposes of Federal income tax when the amount in his or her Interest Account is paid out or immediately upon the exercise of the Options, generally in an amount equal to the option spread on the date of exercise. The Company generally receives a corresponding tax deduction when the Non-Employee Director recognizes income subject to any applicable deductibility limitations of the Internal Revenue Code.

  The Non-Employee Director Plan will be administered by the Compensation Committee of the Board of the Company, which shall have the authority to interpret and construe the plan, make necessary rules and regulations to administer the plan and designate persons as its agents who are neither members of the Committee or the Board to carry out administrative responsibilities under the plan.

  Adjustments will be made to the total number of Shares reserved for issuance under the Non-Employee Director Plan, the number of Shares covered by and the Exercise Price of each outstanding Option if the Company at any time changes the number of issued Shares through a stock dividend, stock split, recapitalization, reorganization, or other change in corporate structure affecting the Shares. The Committee will authorize the issuance, continuation or assumption of outstanding Options or provide for other equitable adjustments after changes in Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock or similar occurrence in which the Company is the surviving or continuing corporation upon such terms and conditions as it deems necessary. In the case of an acquisition where the Company is not the surviving or continuing corporation and outstanding Shares are not converted into or exchanged for different securities, cash or other property, a Non-Employee Director who holds an outstanding Option will have the right then and during the remaining term of the Option to receive the same acquisition consideration received by other Company shareholders.

  The Board may amend, suspend or terminate the Non-Employee Director Plan or any Stock Option Award Notice thereunder at any time; provided, however, that it may condition amendments or modifications on shareholder approval if necessary or advisable because of tax, securities or other applicable laws, policies or regulations. No amendment, modification or termination shall adversely affect any outstanding Options or Interest Accounts without the consent of the Participant.

  The following table shows the Options granted under the Non-Employee Director Plan as of March 24, 1997 to the named individuals and groups.

      TORCHMARK CORPORATION 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                                                      NUMBER
                 NAME                                                OF SHARES
                 ----                                                ---------
       R. K. Richey.................................................       0
        Chairman and Chief Executive Officer
       Keith A. Tucker..............................................       0
        Vice Chairman
       C. B. Hudson.................................................       0
        Chairman and Chief Executive Officer of Liberty,
         Globe and United American
       Henry J. Herrmann............................................       0
        Vice President and Chief Investment Officer
         of Waddell & Reed Financial
       Bernard Rapoport.............................................       0
        Chairman and Chief Executive Officer of American Income
       Executive Group..............................................       0
       Non-Executive Director Group.................................  39,541
       Non-Executive Officer Employee Group.........................       0

EXECUTIVE DEFERRAL PLAN

  The Executive Deferral Plan, if approved, would permit Eligible Executives to defer salary and/or bonus into interest-bearing accounts in the plan, subject to a one-time opportunity to elect to convert within a designated time period any deferred salary for that year as well as a one-time opportunity to elect within a designated time period to convert any deferred bonus for that calendar year into options to acquire the Company's common stock. Such options may be granted with an exercise price of the fair market value of the stock or at a discount not to exceed 25% of the stock's market value. The executives eligible to participate in the Executive Deferral Plan will be determined from time to time by the Compensation Committee of the Board or its designee or by the Chairman of the Board. Currently, three persons have been designated as eligible to participate in this plan and it is contemplated that the number of Eligible Executives will not in any case exceed ten persons. Up to 1,000,000 shares of Company common stock have been reserved for issuance pursuant to the Executive Deferral Plan. The closing price of common stock of the Company on the New York Stock Exchange on March , 1997 was $ .

  Contingent upon shareholder approval, Messrs. Richey and Tucker deferred all of their respective 1996 bonuses and Mr. Hudson deferred a portion of his 1996 bonus into interest-bearing accounts in the plan prior to December 31, 1996. On January 31, 1997, each of Messrs. Richey, Tucker and Hudson elected to convert 100% of his Interest Account for Bonus into stock options with an exercise price of 100% of the fair market value of the common stock on that date. They received the number of shares set forth opposite their respective names in the table on page 13.

                              DESCRIPTION OF PLAN

  On or before the last day of each calendar quarter, an Eligible Executive may elect to receive all or a portion of his or her salary for the next calendar quarter in cash or may irrevocably elect to defer all or a portion in 10% or $10,000 increments of next quarter's salary into an Interest Account for Salary under the Executive Deferral Plan by delivering a Primary Election Form for Salary to the plan administrator. Such Primary Election Form for Salary will specify the amount of Salary to be deferred into the interest-bearing account and the form and timing of the payout of deferred amounts; provided, however, if an executive elects to defer Salary for more than one quarter in a calendar year, the form and timing of payout for each quarter's deferral must be identical.

  At any time prior to December 31 of each year, an Eligible Executive may also elect to receive all or a portion of his or her bonus for the current calendar year in cash or may irrevocably elect to defer all or a portion (in 10% or $10,000 increments) of such current calendar year bonus into an Interest Account for Bonus under the Executive Deferral Plan by delivering a Primary Election Form for Bonus to the plan administrator. Such Primary Election Form for Bonus will specify the amount of Annual Bonus to be deferred and the form and timing of payout of the deferred amount; provided, however, that if an executive elects to defer both Salary and Annual Bonus for a particular calendar year, the form and timing must be identical.

  The Interest Accounts of a participating executive shall be segregated to reflect deferred compensation on a year-by-year basis and as to the type of compensation deferred (salary or bonus). Interest will be credited to such Interest Accounts at the rate determined from time to time by the Compensation Committee. Payment of the balances in an executive's Interest Accounts will be made as designated by the executive in a lump sum or in the number of approximately equal monthly installments not to exceed 120 which have been selected by the executive. Such payments shall begin on the earliest of (a) December 31 of the fifth year after the year with respect to which the deferral was made, (b) the first Business Day of the fourth month after the executive's death or (c) termination as an employee of the Company or any of its subsidiaries or affiliates, for any reason other than by death.

  At any time, but only once, during the twelve month period following the end of the calendar year with respect to which an executive deferred Salary into this plan, such executive will have the right to convert his or her Interest Account for Salary for the previous year into options in Company common stock by filing an irrevocable Secondary Election Form for Salary. Also, at any time, but only one time, during the twelve month period following the end of a calendar year with respect to which an executive has deferred Annual Bonus into the plan, such executive shall have the right to convert his or her Interest Account for Bonus for such previous year into options in Company common stock by filing an irrevocable Secondary Election Form for Bonus. The filing of such Secondary Election Form for Salary or Secondary Election Form for Bonus will result in receipt by the executive of Options as of the date of such filing. The Secondary Election Form will specify the percentage of Options to be granted at an Exercise Price of 100% of the Fair Market Value per Share on the Option Grant Date and the percentage of Options to be granted at an exercise price of not less than 75% of the Fair Market Value per Share on the Option Grant Date (with the discount of up to 25% to be determined by Compensation Committee in its discretion). An Eligible Executive may elect to receive market value stock options, discounted stock options or a combination of both. To the extent that an executive selects market value options, he or she will receive options on a larger number of shares with a higher exercise price than if discounted options on fewer shares with a lower exercise price were selected.

  Options issued pursuant to the Executive Deferral Plan will be non-qualified stock options. Based upon the Eligible Executive's decision as to the exercise price (discounted or market value) of the options to be received, the number of Shares subject to such option will be the whole number of Shares equal to the dollar amount which the executive has elected to convert to Options divided by the per share value of an Option on the Option Grant Date, as determined using an option valuation model selected by the Compensation Committee of the Board. Options are first exercisable, cumulatively, as to 10% of the Shares on each of the first through tenth anniversaries of the Option Grant Date; provided, however, that any Option held by a Covered Employee as defined in Section 162(m) of the Internal Revenue Code shall not be exercisable before the first day of the calendar year immediately following the year in which the executive ceased to be a Covered Employee. The term of the option will be as specified by the Committee but in no event may the period of time over which an Option may be exercised exceed the longer of eleven years from the Option Grant Date or the thirtieth day of the calendar year immediately following the year in which the executive ceased to be a Covered Employee. In no event will death, Disability, retirement, other termination of employment shorten the term of any outstanding Option. Options will be subject to accelerated vesting and shall be immediately exercisable upon the executive's death or Disability, a Change in Control of the Company as defined in the plan or the unanimous decision of the Committee to accelerate. Upon acceleration, an Option remains exercisable for the remainder of its original term.

  Options may be exercised in whole or in part. Shares will be issued pursuant to the exercise of an Option only upon receipt by the Company of payment in full in cash of the aggregate purchase price for the Shares subject to the Option or portion thereof being exercised. The Committee may determine the specific method of payment, including permitting "cashless exercises" (exercise and simultaneous sale), and other terms and provisions of Options in their sole discretion.

  Options will not be assignable or transferrable other than by will or by the laws of descent and distribution; provided, however, the Committee may permit transfers which it, in its sole discretion, concludes do not result in accelerated taxation and which are otherwise appropriate and desirable taking into account any applicable securities laws.

  Based on current federal tax laws, a participating executive will not recognize income upon the making of a proper and timely deferral to Interest Accounts nor will income be recognized when the amounts in his or her Interest Accounts are paid out or upon the conversion of such account balances to Options. The executive will recognize income for purposes of Federal income tax immediately upon the exercise of the non-qualified Options, generally in an amount equal to the option spread on the date of exercise. The Company generally receives a corresponding tax deduction when the executive recognizes income, subject to any applicable deductibility limitations of the Internal Revenue Code.

  The Executive Deferral Plan will be administered by the Compensation Committee of the Board of the Company, which shall have the authority to interpret and construe the plan, make necessary rules and regulations to administer the plan and designate persons as its agents who are neither members of the Committee or the Board to carry out administrative responsibilities under the plan.

  Adjustments will be made to the total number of Shares reserved for issuance under the Executive Deferral Plan, the number of Shares covered by and the Exercise Price of each outstanding Option if the Company at any time changes the number of issued Shares through a stock dividend, stock split, recapitalization, reorganization, or other change in corporate structure affecting the Shares. The Committee will authorize the issuance continuation or assumption of outstanding Options or provide for other equitable adjustments after changes in Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock or similar occurrence in which the Company is the surviving or continuing corporation upon such terms and conditions as it deems necessary. In the case of an acquisition where the Company is not the surviving or continuing corporation and outstanding Shares are not converted into or exchanged for different securities, cash or other property, a participating executive who holds an outstanding Option will have the right then and during the remaining term of the Option to receive the same acquisition consideration received by other Company shareholders.

  The Board may amend, suspend or terminate the Executive Deferral Plan or any Stock Option Award Notice thereunder at any time; provided, however, that it may condition amendments or modifications on shareholder approval if necessary or advisable because of tax, securities or other applicable laws, policies or regulations. No amendment, modification or termination shall adversely affect any outstanding Options or Interest Accounts without the consent of the participating executive.

  The following table shows the Options granted under the Executive Deferral Plan to the named executives and groups as of March 24, 1997.

 TORCHMARK CORPORATION 1996 EXECUTIVE DEFERRED COMPENSATION STOCK OPTION PLAN

                                                                      NUMBER
                 NAME                                                OF SHARES
                 ----                                                ---------
       R. K. Richey.................................................  157,081
        Chairman and Chief Executive Officer
       Keith A. Tucker..............................................   81,746
        Vice Chairman
       C. B. Hudson.................................................   38,468
        Chairman and Chief Executive Officer of Liberty,
         Globe and United American
       Henry J. Herrmann............................................        0
        Vice President and Chief Investment Officer
         of Waddell & Reed Financial
       Bernard Rapoport.............................................        0
        Chairman and Chief Executive Officer of American Income
       Executive Group..............................................  277,295
       Non-Executive Director Group.................................        0
       Non-Executive Officer Employee Group.........................        0

  The Board recommends that the shareholders vote FOR the Non-Employee Director Plan and the Executive Deferral Plan.

                               PROPOSAL NUMBER 4

RATIFICATION OF TORCHMARK POLITICAL CONTRIBUTION PROGRAM

  Torchmark's financial and competitive well-being are subject to many different factors, some within its control and some outside its control. Governmental action is a key factor that can effect the Company's results. Torchmark's traditional lines of business have always been affected by governmental action. While the insurance industry is regulated by various state insurance departments, it is affected by laws passed by the U. S. Congress as well as by regulations and actions of other federal agencies. Likewise, the mutual fund industry in the United States is regulated at both the state and federal levels and is subject to laws passed at all levels.

  In an effort to protect the financial position of Torchmark and the best interests of its shareholders, the Company participates in the political process through the making of corporate political contributions which qualify under Federal election law. Increasingly, however, there is criticism of such corporate expenditures even though qualified under Federal law. To respond to these criticisms, the Board of the Company determined at its March 1997 meeting to submit a program for shareholder ratification whereby .05% of the Company's pre-tax earnings per year could be set aside for disbursement over a two-year election cycle in full accordance with all Federal election laws. Management of the Company, acting in what it determined to be the best interests of Company shareholders, would then utilize these funds to make contributions, in accordance with all Federal election laws, supporting candidates and political parties which they believe will work for preservation of the insurance industry and the mutual fund industry.

  If the shareholders do not ratify this political contributions program, the Board will re-examine its political contributions process and will in all respects continue to comply with Federal election laws.

  The Board recommends that the Shareholders vote FOR the proposal.

                               PROPOSAL NUMBER 5

APPROVAL OF AUDITORS

  A proposal to approve the appointment of the firm of KPMG Peat Marwick LLP as the principal independent accountants of the Company to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 1997 will be presented to the stockholders at the annual meeting. The audit committee of the Board recommends the appointment of the firm, which has served as the principal independent accountants for the Company since 1981. A representative of KPMG Peat Marwick LLP is expected to be present at the meeting and available to respond to appropriate questions and, although the firm has indicated that no statement will be made, an opportunity for a statement will be provided.

  If the stockholders do not approve the appointment of KPMG Peat Marwick LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

  The Board recommends that stockholders vote FOR the proposal.

                                OTHER BUSINESS

  The directors know of no other matters which may properly be and are likely to be brought before the meeting. However, if any other proper matters are brought before the meeting, the persons named in the enclosed proxy, or in the event no person is named, R. K. Richey and Keith A. Tucker will vote in accordance with their judgment on such matters.

       INFORMATION REGARDING DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

  The following table shows certain information concerning each person deemed to be an executive officer of the Company, except those persons also serving as directors. Each executive officer is elected by the Board of Directors of the Company or its subsidiaries annually and serves at the pleasure of that board. There are no arrangements or understandings between any executive officer and any other person pursuant to which the officer was selected.

                                               PRINCIPAL OCCUPATION
                                             AND BUSINESS EXPERIENCE
 NAME                          AGE          FOR THE PAST FIVE YEARS(1)
 ----                          ---          --------------------------
 Henry J. Herrmann...........   54 Vice President and Chief Investment Officer
                                   of W&R Financial since April, 1993; Senior
                                   Vice President and Chief Investment Officer
                                   of United Management since March, 1987;
                                   President and Chief Investment Officer of
                                   WRAMCO since September, 1987.
 Bernard Rapoport............   79 Chairman of the Board and Chief Executive
                                   Officer of American Income since 1975.
                                   (Chairman of the Board and Chief Executive
                                   Officer of American Income Holding, Inc.
                                   1988-1995).

--------
(1) Waddell & Reed Financial Services, Inc. ("W&R Financial"), United Investors Management Company ("United Management"), Waddell & Reed Asset Management Company ("WRAMCO") and American Income Life Insurance Company ("American Income") are wholly-owned subsidiaries of the Company.

STOCK OWNERSHIP

  The following table shows certain information about stock ownership of the directors, director nominees and executive officers in the Company.

                                                        COMPANY COMMON STOCK
                                                       OR OPTIONS BENEFICIALLY
                                                             OWNED AS OF
                                                        DECEMBER 31, 1996(1)
                                                      -------------------------
                        NAME                          DIRECTLY(2) INDIRECTLY(3)
                        ----                          ----------- -------------
David L. Boren.......................................         150             0
Norman, OK
Joseph M. Farley.....................................      61,805         3,000
Birmingham, AL
Louis T. Hagopian....................................      61,718             0
Darien, CT
C. B. Hudson.........................................     749,484        11,390
Plano, TX
Joseph L. Lanier, Jr. ...............................      59,501         9,456
Lanett, AL
Harold T. McCormick .................................      12,000             0
Panama City, FL
George J. Records....................................      11,000             0
Oklahoma City, OK
R. K. Richey.........................................     416,002       791,010
Birmingham, AL
Keith A. Tucker......................................     214,612        27,859
Kansas City, MO
Henry J. Herrmann....................................     101,750         2,494
Overland Park, KS
Bernard Rapoport.....................................      10,000             0
Waco, TX
All Directors, Nominees and Executive Officers as a
group:(4)............................................   1,698,022       845,209

--------
(1) No directors, director nominees or executive officers other than R. K. Richey (1.66%) and C.B. Hudson (1.05%) beneficially own 1% or more of the common stock of the Company.
(2) Includes: for Joseph Farley, 39,000 shares; for Joseph Lanier, 49,001 shares; for Louis Hagopian, 54,218 shares; for Harold McCormick, 12,000 shares; for George Records, 9,000 shares; for R. K. Richey, 286,221 shares; for C. B. Hudson, 414,744 shares; for Keith Tucker, 178,612 shares; for Henry Herrmann, 99,100 shares; for Bernard Rapoport, 10,000 shares and for all directors, executive officers and nominees as a group, 1,151,896 shares, that are subject to presently exercisable Company stock options.
  David L. Boren holds options on 13,000 Torchmark shares. None of such options are presently exercisable prior to July 2, 1997.
(3) Indirect beneficial ownership includes shares (a) owned by the director, executive officer or spouse as trustee of a trust or executor of an estate, (b) held in a trust in which the director, executive officer or a family member living in his home has a beneficial interest, (c) owned by the spouse or a family member living in the director's, executive officer's or nominee's home or (d) owned by the director or executive officer in a personal corporation. Indirect beneficial ownership also includes 5,390 Company shares, 11,452 Company shares, 1,984 Company shares and 2,494 Company shares held in the accounts of Messrs. Hudson, Richey, Tucker and Herrmann, respectively, in the Company or United Management Savings and Investment Plans.
     Mr. Lanier disclaims beneficial ownership of 8,256 shares owned by his spouse and 1,200 shares owned by his children. Mr. Farley disclaims 2,400 shares held as trustee of a church endowment fund.
(4) All directors, nominees and executive officers as a group, beneficially own 3.49% of the common stock of the Company.

  During 1996, the Board of Directors met five times. In 1996, all of the directors attended more than 75% of the meetings of the Board and the committees on which they served.

COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors has the following committees: audit, comprised in 1996 of Messrs. Farley, Hagopian and Samford; compensation, comprised in 1996 of Messrs. Lanier, McCormick and Records; finance, comprised in 1996 of Messrs. Farley, Lanier, McCormick and Records; and nominating, comprised in 1996 of Messrs. Boren, Farley, Hagopian, Lanier, McCormick, Records and Samford.

  The audit committee recommends the independent auditors to be selected by the Board; discusses the scope of the proposed audit with the independent auditors and considers the audit reports; discusses the implementation of the auditors' recommendations with management; reviews the fees of the independent auditors for audit and non-audit services; reviews the adequacy of the Company's system of internal accounting controls; reviews, before publication or issuance, the annual financial statement and any annual reports to be filed with the Securities and Exchange Commission and periodically reviews pending litigation. Additionally, the audit committee meets with the Company's independent accountants and internal auditors both with and without management being present. The audit committee met twice in 1996.

  The compensation committee determines the compensation of senior management of the Company and its subsidiaries and affiliates. Additionally, the compensation committee administers the Stock Incentive Plan of the Company. The compensation committee met three times in 1996.

  The finance committee serves as the pricing committee in connection with capital financing by the Company. The finance committee did not meet in 1996.

  The nominating committee reviews the qualifications of potential candidates for the Board of Directors from whatever source received, reports its findings to the Board and proposes nominations for Board membership for approval by the Board of Directors and for submission to the stockholders for approval. Recommendations of potential Board candidates may be directed to the nominating committee in care of the Corporate Secretary of the Company at the address stated herein. The nominating committee met twice in 1996.

                   COMPENSATION AND OTHER TRANSACTIONS WITH
                       EXECUTIVE OFFICERS AND DIRECTORS

                                                 SUMMARY COMPENSATION TABLE
                          ------------------------------------------------------------------------
                                  ANNUAL COMPENSATION              LONG TERM COMPENSATION
                          ----------------------------------- --------------------------------
                                                                  AWARDS
                                                              ---------------
                                                                    (G)
                                                     (E)        SECURITIES            (I)
          (A)                     (C)      (D)   OTHER ANNUAL   UNDERLYING         ALL OTHER
        NAME AND          (B)   SALARY    BONUS  COMPENSATION OPTIONS/SARS(5)     COMPENSATION
   PRINCIPAL POSITION     YEAR    ($)    ($)(3)    ($) (4)          (#)              ($)(6)
   ------------------     ---- --------- ------- ------------ ---------------     ------------
R.K. Richey               1996 1,166,688       0   315,592        257,081            25,058
Chairman and CEO          1995 1,166,688 500,000   181,716        150,000            24,401
                          1994 1,166,676 580,000   189,420         70,000            23,538
Keith A. Tucker           1996   700,008       0                  146,746             6,114
Vice Chairman(1)          1995   700,008 350,000                  100,000             6,062
                          1994   700,008 400,000                   65,000             5,995
C.B. Hudson               1996   650,000 185,000                  103,468             5,442
Chairman and Chief        1995   650,000 250,000                  100,000             5,412
Executive Officer of      1994   650,000 350,000                   35,000             5,373
Liberty, Globe and
United American
Henry J. Herrmann         1996   420,000 392,000                   18,000             4,500
Vice President and        1995   320,000 357,000                   22,000             4,500
Chief Investment          1994   320,000 327,000                   19,500             4,500
Officer of W&R Financial
Bernard Rapoport          1996   480,000 115,000     9,405         40,000                 0
Chairman and CEO of       1995   480,000 175,269     7,695         20,000             9,000
American Income(2)        1994   460,000       0   148,500         20,000             9,000

--------
(1) At year end 1996, Mr. Tucker held 30,000 restricted shares valued at $1,515,000 (based on a year end closing price of $50.50 per share). Restrictions on the 60,000 share award made pursuant to the Capital Accumulation and Bonus Plan expire over a ten year period and 6,000 shares vest annually commencing May 1, 1992. Dividends on all these restricted shares are paid directly to Mr. Tucker at the same rate as on unrestricted shares.
(2) Mr. Rapoport serves as Chairman and CEO of American Income, a company acquired by Torchmark in November 1994. Prior to that time, American Income was a subsidiary of an unaffiliated publicly-held company, American Income Holding, Inc.
(3) Messrs. Richey, Tucker and Hudson elected to defer $816,673, $425,000 and $200,000, respectively, of their 1996 bonuses to the Torchmark Corporation 1996 Executive Deferred Compensation Stock Option Plan ("TMK Executive Deferral Plan"), which is subject to shareholder approval at the 1997 Annual Meeting.
(4) Includes perquisites for Mr. Richey--$121,102 in 1996 as premium equivalent for group term life insurance; $89,265, $87,747 as additional premiums paid for group term life insurance in 1995 and 1994, respectively; and $115,457 in 1996 and $57,728 in each of 1995 and 1994 as premiums for personal life insurance. Includes for Mr. Rapoport--$9,405, $7,695 and $148,500 paid to him from the American Income Life Insurance Company Exempt Employees 401K Profit Sharing Plan ("American Income Profit Sharing Plan") in 1996, 1995 and 1994, respectively.
(5) Messrs. Richey, Tucker, Hudson, Herrmann and Rapoport received stock option grants in Company common stock pursuant to the Torchmark Corporation 1987 Stock Incentive Plan ("TMK Incentive Plan") in 1995 and 1994. In 1996, Messrs. Richey, Tucker and Hudson received stock option grants of 100,000, 65,000 and 65,000 shares, respectively, pursuant to the TMK Incentive Plan. On January 31, 1997, Messrs. Richey, Tucker and Hudson elected to convert all 1996 bonus amounts plus accrued interest of $4,703 $2,447 and $1,151, respectively, held in the TMK Executive Deferral Plan, subject to shareholder approval, to stock options of 157,081, 81,746 and 38,468 shares, respectively.

(6) Includes Company contributions to Torchmark Corporation Savings and Investment Plan, a funded, qualified defined contribution plan, for each of Messrs. Richey, Tucker and Hudson of $4,500.00 in 1996 and 1995 and of $7,075.20 in 1994. Includes in 1996, 1995 and 1994, interest only on prior contributions to the Torchmark Corporation Supplemental Savings and Investment Plan, an unfunded, non-qualified defined contribution plan, for Mr. Richey of $20,557.75, $19,901.08 and $19,038.70, for Mr. Tucker of
    $1,613.82, $1,562.26 and $1,494.57 and for Mr. Hudson of $942.11, $912.03
    and $872.51, respectively. Includes for Mr. Herrmann, employer company contributions to the United Investors Management Company Savings and Investment Plan, a funded, qualified defined contribution plan, of $4,500 in 1996, 1995 and 1994. Includes for Mr. Rapoport, employer company contributions to the American Income Profit Sharing Plan, a funded, qualified defined contribution plan, of $0 in 1996 and $9,000 in 1995 and 1994, respectively.

                                   OPTION GRANTS IN LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------
                                                                              POTENTIAL REALIZABLE
                                                                         VALUE AT ASSUMED ANNUAL RATES
                                                                          OF STOCK PRICE APPRECIATION
                          INDIVIDUAL GRANTS                                     FOR OPTION TERM
---------------------------------------------------------------------- -----------------------------------
                         NUMBER OF
                         SECURITIES     % OF      EXERCISE
                         UNDERLYING TOTAL OPTIONS    OR
                          OPTIONS    GRANTED TO     BASE
                         GRANTED(1) EMPLOYEES IN    PRICE   EXPIRATION
         NAME               (#)      FISCAL YEAR  ($/SHARE)    DATE              5% ($)         10% ($)
          (A)               (B)          (C)         (D)       (E)     0% ($)      (F)            (G)
-----------------------  ---------- ------------- --------- ---------- ------ -------------  -------------
All Company Common
 Shareholders(2)              N/A        N/A          N/A         N/A     0   2,213,840,199  5,609,408,830
R.K. Richey               100,000       14.9%       49.75    12/18/06     0       3,128,753      7,928,866
CEO gain on 1996 grants
 as % of All Company
 Common Shareholders
 gain                         N/A        N/A          N/A         N/A   N/A             .14%           .14%
Keith A. Tucker            65,000        9.7%       49.75    12/18/06     0       2,033,689      5,153,763
C.B. Hudson                65,000        9.7%       49.75    12/18/06     0       2,033,689      5,153,763
Henry J. Herrmann          18,000        2.7%       49.75    12/18/06     0         563,175      1,427,196
Bernard Rapoport           40,000        6.0%       49.75    12/18/06     0       1,251,501      3,171,547

--------
(1) All options are non-qualified stock options granted in Company common stock pursuant to the TMK Incentive Plan with a ten year and two day term at an exercise price equal to the closing price of the Company's common stock on the grant date. Options granted at $49.75 per share in 1996 are not exercisable during the first two years after the grant date and become first exercisable on 50% of the shares two years after the grant date and on the remaining 50% of the shares three years after the grant date.
(2) Calculated based upon            publicly-held Torchmark common shares
    outstanding as of December 31, 1996 (excluding treasury shares and stock held by subsidiaries which is treated as treasury stock).

                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                 FISCAL YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------
                                      (C)               (D)                       (E)
                          (B)        VALUE     NUMBER OF SECURITIES      VALUE OF UNEXERCISED
    (A)             SHARES ACQUIRED REALIZED  UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
  NAME              ON EXERCISE (#)   ($)      OPTIONS AT FY-END (#)         AT FY-END ($)
  -----             --------------- -------- ------------------------- -------------------------
                                             EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
                                             ----------- ------------- ----------- -------------
Richey, R.K.                 0            0    286,221      285,000     4,316,575    1,721,250
Tucker, Keith A.             0            0    178,612      197,500     2,141,681    1,297,500
Hudson, C.B.                 0            0    414,744      182,500     8,586,600    1,050,000
Herrmann, Henry J.       2,625       95,484     99,100       49,750     1,454,487      331,125
Rapoport, Bernard            0            0     10,000       70,000       165,000      337,500

PENSION PLANS

  Torchmark Corporation Pension Plan; United Investors Management Company Retirement Income Plan. These plans are non-contributory pension plans which cover all eligible employees who are 21 years of age or older and have one or more years of credited service. The benefits at age 65 under the Torchmark Pension Plan are determined by multiplying the average of the participant's earnings in the five consecutive years in which they were highest during the ten years before the participant's retirement by a percentage equal to 1% for each of the participant's first 40 years of credited service plus 2% for each year of credited service up to 20 years after the participant's 45th birthday and then reducing that result by a Social Security offset and by other benefits from certain other plans of affiliates. Benefits under the United Management Retirement Income Plan are determined by multiplying the average of the participant's earnings in the five consecutive years in which they were highest during the last ten years before the participant's retirement by a percentage equal to 2% for each year of credited service up to 30 years and by 1% for each year of credited service for the next 10 years and then reducing that result by a Social Security offset and by other benefits from certain other plans of affiliates. Earnings for purposes of the Torchmark Pension Plan include compensation paid by subsidiaries and affiliates, and do not include commissions, directors' fees, expense reimbursements, employer contributions to retirement plans, deferred compensation, or any amounts in excess of $150,000 (as adjusted). Earnings for purposes of the United Management Retirement Income Plan do not include bonuses or commissions (other than for Regional Vice Presidents, Division Managers and District Managers), directors' fees, expense reimbursements, employer contributions to retirement plans, deferred compensation or any amounts in excess of $150,000 per year (as adjusted). Benefits under the Torchmark Pension Plan and the United Management Retirement Income Plan vest 100% at five years. Upon the participant's retirement, benefits under both plans are payable as an annuity or in a lump sum. In 1996, covered compensation was $150,000 for Messrs. Richey, Tucker, and Hudson under the Torchmark Pension Plan and for Mr. Herrmann under the United Management Retirement Income Plan.

  Vested benefits under the non-qualified Torchmark Supplemental Retirement Plan, in which Messrs. Richey, Tucker and Hudson have participated, were frozen as of December 31, 1994 and no additional benefits accrue after that date pursuant to the supplementary retirement plan. Mr. Herrmann does not participate in any supplementary pension plan.

  Messrs. Richey, Hudson and Tucker have 33 years, 22 years and five years of credited service under the Torchmark Pension Plan, respectively. Mr. Herrmann is covered under the United Management Retirement Income Plan and has 23 years of credited service thereunder. Mr. Rapoport is not covered by any pension plan.

  The following tables show the estimated annual benefits payable under the Torchmark Pension Plan along with its supplementary retirement plan (which was frozen in 1994) and under the United Management Retirement Income Plan upon retirement of participants with varying final average earnings and years of service. Primarily because of the termination of the Torchmark Supplemental Retirement Plan, the benefits shown below as payable pursuant to the Torchmark Pension and Supplemental Retirement Plans may in most cases exceed the actual amounts paid. The benefits shown are offset as described above and the amounts are calculated on the basis of payments for the life of a participant who is 65 years of age.

             TORCHMARK PENSION AND SUPPLEMENTAL RETIREMENT PLANS*

       FINAL                      YEARS OF CREDITED SERVICE
      AVERAGE      -----------------------------------------------------------------
      EARNINGS       15          20           25             30             35
      --------     -------     -------     ---------     ----------     ----------
     $1,000,000    450,000     600,000       650,000        700,000        750,000
      1,200,000    540,000     720,000       780,000        840,000        900,000
      1,400,000    630,000     840,000       910,000        980,000      1,050,000
      1,600,000    720,000     960,000     1,040,000      1,120,000      1,200,000

--------
* Benefits paid under a qualified defined benefit plan are limited by law in 1996 to $120,000 per year. The balance of the benefit payments shown above thus comes from the Supplemental Retirement Plan. Because benefit accruals under the Supplemental Retirement Plan ceased as of December 31, 1994, each of Messrs. Richey, Tucker and Hudson have two years less of credited service under the Supplemental Retirement Plan than under the Torchmark Pension Plan.

                   UNITED MANAGEMENT RETIREMENT INCOME PLAN*

                                 YEARS OF CREDITED SERVICE
                    ------------------------------------------------------------
   REMUNERATION        15           20           25           30           35
   ------------     --------     --------     --------     --------     --------
     $200,000       $ 60,000     $ 80,000     $100,000     $120,000     $120,000
      250,000         75,000      100,000      120,000      120,000      120,000
      300,000         90,000      120,000      120,000      120,000      120,000
      350,000        105,000      120,000      120,000      120,000      120,000
      400,000        120,000      120,000      120,000      120,000      120,000
      500,000        120,000      120,000      120,000      120,000      120,000

--------
*Benefits paid under a qualified defined benefit plan which does not operate in conjunction with a defined benefit supplementary or excess pension award plan are limited by law in 1996 to $120,000 per year. The United Management Retirement Plan has no supplementary or excess pension award plan.

  Waddell & Reed, Inc. Career Field Retirement Plan. Until January 1, 1973, W&R employees participated in the Waddell & Reed, Inc. Career Field Retirement Plan (the "Career Field Retirement Plan"). Under this plan, W&R contributed annually up to 10% of its profits less forfeitures, which were allocated to the participants on the basis of their compensation. Voluntary employee contributions were permitted under the plan but not required. Since January 1, 1973, no new participants have been admitted to the plan, and participants and the employer make no further contributions. All participants are fully vested. Upon the participant's retirement, termination of employment, disability, death or reaching age 65, his account is used to purchase an annuity or is paid in a lump sum. Mr. Herrmann is covered under the Career Field Retirement Plan for his service while employed by W&R prior to 1973. Benefits paid under this plan do not offset benefits paid under any other pension plan.

PAYMENTS TO DIRECTORS

  Directors of the Company are currently compensated on the following basis:

    (1) Directors who are not officers or employees of the Company or a subsidiary of the Company ("Outside Directors") receive a fee of $1,000 for each attended Board meeting, a fee of $500 for each attended Board committee meeting, and an annual retainer of $40,000, payable each January for the entire year. They do not receive fees for the execution of written consents in lieu of Board meetings and Board committee meetings. They receive an allowance for their travel and lodging expenses if they do not live in the area where the meeting is held.

    Each Outside Director also is automatically awarded annually non-qualified stock options on 3,000 shares of Company common stock on the first day of each calendar year in which stock is traded on the New York Stock Exchange.

    (2) Beginning in January, 1993, directors who are officers or employees of the Company or a subsidiary of the Company waived receipt of all fees for attending Board meetings. They do not receive fees for the execution of written consents in lieu of Board meetings. They also do not receive a fee for attending Board committee meetings or an annual retainer. They are reimbursed their travel and lodging expenses, if any.

  Subject to shareholder approval of amendments to the TMK Incentive Plan at the 1997 Annual Meeting, the entire Board may, for calendar years commencing with 1996, award non-qualified stock options on a non-formula basis to all or such individual Outside Directors as it shall select. Such options may be awarded at such times and for such number of shares as the Board in its discretion determines. The price of such options may be fixed by the Board at a discount not to exceed 25% of the fair market value on the grant date or at the fair market value of the stock on the grant date. In 1996, subject to shareholder approval as described above, three Outside Directors (Messrs. Boren, McCormick and Records) each received 10,000 shares at a 25% discount to the grant date price as non-formula based options.

  Also, subject to shareholder approval of the Torchmark Corporation 1996 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan"), commencing with 1997 annual retainer and meeting and committee fees (assuming attendance at all scheduled meetings), Outside Directors may elect to make deferrals of compensation into the interest-bearing account of the Non-Employee Director Plan and subsequently elect to convert such balances to stock options with either fair market value or discounted exercise prices. In 1996, subject to shareholder approval as described above, Messrs. Hagopian, Lanier, McCormick, Records and Samford chose to make such deferrals of 1997 compensation. Additional information regarding the Non-Employee Plan and deferrals thereunder is contained in Proposal Number 3.

  A director who is an officer of the Company and who retires as a director after his 65th birthday may be elected by the Board as an advisory director for one year terms until his 70th birthday. An advisory director receives an annual retainer of $25,000 payable in quarterly installments.

  Each person who has retired as a director and who is not currently serving as an advisory director may receive a retirement benefit payable annually, in an amount equal to $200 a year for each year of service as a director or advisory director up to 25 years, but not less than $1,200 a year. In determining this benefit, the number of years of service may include years as a director of a subsidiary of the Company if the payment for such years by the Company is in place of a payment which would otherwise be made by the subsidiary.

OTHER TRANSACTIONS

  Robert Richey, Vice President of a Company subsidiary and son of R. K. Richey, received compensation and fringe benefits in 1996 of $117,310.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's common stock are required to report their initial ownership of the Company's common stock and other equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange and to submit copies of these reports to the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all required
Section 16(a) filings applicable to its executive officers, directors, and greater than ten percent beneficial owners were timely and correctly made except that Mr. Herrmann filed an amended Form 5 after its due date to report 25 owned shares inadvertently omitted from his total direct holdings.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Compensation of senior executives of Torchmark and its subsidiaries and affiliates is determined by the Compensation Committee of the Board of Directors (the "Committee"). The Committee, comprised entirely of outside directors, meets to fix annual salaries in advance and bonuses for the current year of executives earning more than $150,000, to review annual goals and reward outstanding annual performance of executives and to grant stock options pursuant to the 1987 TMK Incentive Plan.

  In 1993, the Committee employed an unaffiliated executive compensation consulting firm, Towers Perrin, to assist it in reviewing executive compensation policies and the payment of bonuses to executives. In 1996, the Committee met on several occasions with the Chairman to discuss the salaries and bonuses of the five most highly compensated executives, including the Chairman. Also, the Committee received written reports from certain of the other four most highly compensated executives of the Company discussing compensation of persons reporting to that executive.

COMPENSATION PRINCIPLES

  The business philosophy of the Company focuses on maintenance and improvement of insurance operating margins and other operating margins through the efficient management of assets and control of costs. The Company's executive compensation program is based on principles which align compensation with this business philosophy, company values and management initiative. The program seeks to attract and retain key executives necessary to the long-term success of the Company, to mesh compensation with both annual and long-term strategic plans and goals and to reward executives for their efforts in the continued growth and success of the Company. Annual goals for executive compensation focus on insurance operating income for the insurance subsidiaries and operating income in other Company subsidiaries.

  To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond the Committee's control also affect the deductibility of compensation. For these and other reasons, the Committee will not necessarily and in all circumstances limit executive compensation to that deductible under
Section 162(m). The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

SALARY AND BONUS SYSTEM

  For some time the Company has used a system of salaries and bonuses to reward executives of the Company and its subsidiaries for performance relative to annual goals. These goals focus on insurance operating income for the insurance subsidiaries and operating income for the other subsidiaries and vary by operating company based upon that particular company's current position. Annually, the Committee, in consultation with the Company's Chairman and Chief Executive Officer and with the Chief Executive Officer of certain operating subsidiaries, reviews each subsidiary's performance relative to the goals and fixes salaries and bonuses for that operating subsidiary's executives. The degree to which these executives have met their particular subsidiary's goals in turn determines the amount of the bonus, if any, and whether senior executive officers of the Company receive salary increases. Such executives do not receive any cost of living salary adjustments.

STOCK OPTION PROGRAM

  The Company began awarding stock options to executives and key employees in 1984. The option plan under which options in Company common stock are currently awarded was adopted in 1987 and has as its stated purpose attracting and retaining employees who contribute to the Company's, its subsidiaries' and affiliates' success and enabling those persons to participate in that long-term success and growth through an equity interest in the Company. To this end, the Committee, as administrator of the TMK Incentive Plan, grants non-qualified stock options to officers and key employees at the market value of the Company's common stock on the date of the grant, the size of the grant being based generally on the current compensation of such officers or key employees. The five most highly compensated executive officers are paid salaries and bonuses commensurate with the level of their responsibilities and therefore they typically are awarded a larger number of option shares than other employees with lesser levels of compensation and responsibility. In 1996, for the five most highly compensated executive officers, the options granted were in proportion to current compensation adjusted by a subjective factor ranging from 2.2 to 13.0.

  Decisions regarding stock option grants are made annually and the number of options previously awarded to an individual executive officer is not a substantial consideration in determining the amount of options granted to that officer in the future. Once an officer has been awarded options and becomes a part of the stock option program, he or she will typically continue to receive from year to year stock options related to salary.

  Stock options may be exercised using cash or previously-owned stock for payment or through a simultaneous exercise and sale program. Such stock options become first exercisable to the extent of 50% of the shares on the second anniversary of the option grant date and on the remaining 50% of the shares on the third anniversary of the option grant date.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

  R. K. Richey, was deeply involved in the formation of the Company in 1980 and has served as one of its principal executives and a director since that time. He assumed the responsibilities of Chief Executive Officer of the Company on January 1, 1985. Since 1980, the market value of Torchmark has increased over nine times, at over $3.5 billion, and the number of outstanding shares has been reduced by more than 38%. Cash dividends during the same period increased at a 12.4% compound growth rate and the price of Company stock has compounded at 19.7%.

  The Committee, in determining Mr. Richey's bonus for 1996, focused primarily on earnings per share and return on equity, while giving consideration to Mr. Richey's ability and determination as well as his vision and leadership in continuing to enhance the long term value of the Company.

  During 1993, the Committee developed, in conjunction with its consultant Towers Perrin, and adopted a precise bonus formula for Mr. Richey as Chairman and Chief Executive Officer of the Company based upon the combination of growth in earnings per share and in return on equity adjusted for certain items, including, but not limited to, changes in income tax rates, guaranty fund assessments and punitive damage awards.

  In 1996, there was 12.7% growth in earnings per share resulting in an earnings per share bonus component of 30% and return on equity exceeded 20% resulting in a return on equity bonus component of 50%, making Mr. Richey eligible pursuant to the formula for the maximum bonus on his base salary of $1,166,688. The Committee, however, has capped Mr. Richey's total compensation at $2 million and thus determined has to award him a bonus of $816,673 in 1996.

  Mr. Richey's base salary and stock option award are not directly related to specific measures of corporate performance. His base salary is determined by his tenure of service with the Company and its subsidiaries and affiliates, his current job responsibilities and the progression of responsibilities and positions he has assumed in the Company over the course of his career. Mr. Richey's total cash compensation has been capped by the Committee at $2,000,000, including a specific cap on his base salary and an effective cap on any bonus he may be awarded.

  Mr. Richey's stock option award is also not directly tied to specific measures of corporate performance. Such award is generally based on his current compensation. To the extent that his current compensation is related to base salary, there is no tie to specific measures of corporate performance. To the extent that his current compensation has a bonus component, his stock option award maybe indirectly impacted by measures of corporate performance.

COMPENSATION OF OTHER EXECUTIVES

  The other executive officers listed in the Summary Compensation Table in the Proxy Statement are compensated by salary and a bonus based upon growth in insurance operating income and/or operating income of the various Company subsidiaries, affiliates or areas of operation for which each is responsible.

  Mr. Tucker's bonus compensation is based upon the combined insurance operating income of United Investors Life Insurance Company and the operating income of the Waddell & Reed, Inc. group of companies, entities for which he is responsible. Mr. Hudson is in charge of all insurance operations of the Company except United Investors Life. Messrs. Tucker and Hudson were eligible for 1996 bonuses based upon a formula providing for 5% of their Committee approved salary for each 1% growth in insurance operating income and/or operating income, subject to a cap of 50% of salary. Additionally, the Committee, in its sole discretion could award Messrs. Hudson and Tucker a bonus of up to 15% of 1996 salary. The total of the discretionary bonus and the formula bonus may not exceed 60% of the current year base salary.

  Combined insurance operating income and operating income of the companies for which Mr. Tucker is responsible increased 14% in 1996 entitling him to a maximum formula bonus of 50% of base salary or $350,000. A discretionary bonus of 10.7% of base salary was granted to Mr. Tucker by the Committee, resulting in a total bonus of $425,000.

  Insurance operating income before administrative expense for 1996 in Mr. Hudson's areas of supervision grew 8% resulting in a bonus of 40% of base salary or $280,000. A discretionary bonus of 15 % of base salary was granted to Mr. Hudson by the Committee, resulting in a total bonus of $385,000 for 1996.

  Mr. Herrmann is the Chief Investment Officer of the Waddell & Reed group of companies. Mr. Herrmann's bonus comes from a bonus pool for Waddell & Reed senior officers, the amount of which is determined based upon increases in operating earnings. The exact size of the pool varies depending on a comparison of actual growth with targeted growth objectives. Mr. Herrmann's bonus is determined by the Committee, in its discretion. In 1996, Mr. Herrmann's bonus was $392,000 or 49.8% of the pool.

  Mr. Rapoport has served for a number of years as the Chairman of the Board and Chief Executive Officer of American Income. Mr. Rapoport's bonus is subjectively determined based upon a number of factors, including growth in earnings and growth in insurance operating income of American Income.

COMPENSATION AND COMPANY PERFORMANCE

  As indicated above, the annual aspect of executive compensation at Torchmark centers on increases in insurance operating income or operating income. Over the last three years insurance operating income has increased 35% from $283 million in 1993 to $381 million in 1996. Operating income at the non-insurance subsidiaries rose from $101 million in 1993 to $110 million in 1996, an increase of 9%. Insurance operating income comprised 79%, 83% and 77% of the Company's pre-tax earnings for 1994, 1995 and 1996, respectively, while operating income at the non-insurance subsidiaries was 20.9%, 21.6% and 22.2%, respectively, of the Company's pre-tax earnings for the same periods.

  Mr. Richey's salary and bonus compensation has been capped by the Committee at $2 million. The above performance resulted in compensation increases to certain of the Company's other executives shown in the Summary Compensation Table and decreases to other listed executives. Excluding Mr. Richey, whose compensation is capped, cash compensation paid to the other persons listed in the Summary Compensation Table on page 18 as a group decreased 11.5% from 1995 to 1996, because of substantial bonus deferrals by Messrs. Tucker and Hudson into the new proposed deferred compensation plan for executives.

  The long-term portion of the executive compensation program centers on stock value through the granting of stock options. Over the last three fiscal years earnings per share from continuing operations excluding realized investment gains and the related acquisition cost adjustment have increased 26.6% and rose from $3.50 in 1993 to $4.43 in 1996.

                         Harold T. McCormick, Chairman
                             Joseph L. Lanier, Jr.
                               George J. Records

  The foregoing Compensation Committee Report on Executive Compensation shall not be deemed "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.

                             [GRAPH APPEARS HERE]

                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
      AMONG TORCHMARK, THE S&P 500, INDEX AND S&P INSURANCE (LIFE/HEALTH)

                                                           THE S&P
                               TORCHMARK                  INSURANCE
Measurement period             CORORATION   THE S&P 500 (LIFE/HEALTH)
(Fiscal Year Covered)                          Index       Index
---------------------           --------     --------    ------------
Measurement PT -
12/91                           $ 100        $ 100       $ 100

FYE 12/92                       $ 152        $ 108       $ 134
FYE 12/93                       $ 122        $ 118       $ 122
FYE 12/94                       $  98        $ 120       $ 113
FYE 12/95                       $ 130        $ 165       $ 162
FYE 12/96                       $ 149        $ 203       $ 198


  The line graph shown above compares the yearly percentage change in Torchmark's cumulative total return on its common stock with the cumulative total returns of the Standard and Poor's 500 Stock Index ("S&P 500") and the Standard and Poor's Insurance Index ("S&P Insurance (Life/Health)"). Torchmark is one of the companies whose stock is included within both the S&P 500 and the S&P Insurance (Life/Health). The graph reflects $100 invested on December 31, 1991 in each of Torchmark stock and the two indices with all dividends being reinvested.

                  Information for graph produced by Research

                           MISCELLANEOUS INFORMATION

PROPOSALS OF STOCKHOLDERS

  In order for a proposal by a stockholder of the Company to be eligible to be included in the proxy statement and proxy form for the annual meeting of stockholders in 1998, the proposal must be received by the Company at its home office, 2001 Third Avenue South, Birmingham, Alabama 35233, on or before November 26, 1997.

GENERAL

  The cost of this solicitation of proxies will be borne by the Company. The Company will request certain banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial owners of shares of the Company held of record by such persons, and the Company will reimburse reasonable forwarding expenses.

  THE ANNUAL REPORT OF THE COMPANY FOR 1996, WHICH ACCOMPANIES THIS PROXY STATEMENT, INCLUDES A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AND THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. UPON REQUEST AND PAYMENT OF THE COST OF REPRODUCTION, THE EXHIBITS TO THE FORM 10-K WILL BE FURNISHED. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO INVESTOR RELATIONS DEPARTMENT, TORCHMARK CORPORATION AT ITS ADDRESS STATED HEREIN.

                                          By Order of the Board of Directors

                                          /s/ Carol A. McCoy
                                          -----------------------------------
                                          Carol A. McCoy
                                          Associate Counsel & Secretary

March 24, 1997

                                   EXHIBIT 1
                        RESTATED TORCHMARK CORPORATION
                           1987 STOCK INCENTIVE PLAN
                (AMENDED AND RESTATED AS OF DECEMBER 18, 1996)

  SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

  The name of this plan is the Torchmark Corporation 1987 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable Torchmark Corporation (the "Company") and its Subsidiaries to attract and retain employees and directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees and directors to participate in the long-term success and growth of the Company through an equity interest in the Company.

  For purposes of the Plan, the following terms shall be defined as set forth below:

  a. "Affiliate" means any corporation (other than a Subsidiary), partnership, joint venture or any other entity in which the Company owns, directly or indirectly, at least a 10 percent beneficial ownership interest.

  b. "Board" means the Board of Directors of the Company.

  c. "Cause" means a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

  d. "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

  e. "Committee" means the Compensation Committee of the Board. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

  f. "Commission" means the Securities and Exchange Commission.

  g. "Company" means Torchmark Corporation, a corporation organized under the laws of the State of Delaware (or any successor corporation).

  h. "Deferred Stock" means an award made pursuant to Section 9 below of the right to receive Stock at the end of a specified deferral period.

  i. "Director Stock Option" means any option to purchase shares of Stock granted pursuant to Section 6.

  j. "Disability" means total and permanent disability as determined under the Company's long term disability program. With respect to Director Stock Options, "Disability" shall be determined as if the Director was covered under the Company's long term disability program.

  k. "Early Retirement" means retirement from active employment with the Company, any Subsidiary, and any Affiliate pursuant to the early retirement provisions of the applicable company pension plan.

  l. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

  m. "Fair Market Value" means, as of any given date, the closing price of the Stock on such date on the New York Stock Exchange Composite Tape.

  n. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

  o. "Immediate Family" means the children, grandchildren or spouse of any optionee.

  p. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

  q. "Normal Retirement" means retirement from active employment with the Company, any Subsidiary, and any Affiliate on or after the normal retirement date specified in the applicable company pension plan.

  r. "Plan" means this 1987 Stock Incentive Plan.

  s. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 8.

  t. "Retirement" means Normal or Early Retirement.

  u. "Stock" means the Common Stock of the Company.

  v. "Stock Appreciation Right" means a right granted under Section 7 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

  w. "Stock Option" means any option to purchase shares of Stock granted to employees pursuant to Section 5.

  x. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

  The Plan shall be administered by the Committee which shall at all times comply with the requirements of Rule 16b-3 of the Exchange Act. Commencing on the date of the 1995 annual meeting of stockholders of the Company, all members of the Committee shall also be "outside directors" within the meaning of Section 162(m) of the Code.

  The Committee shall have the power and authority to grant to eligible employees, pursuant to the terms of the Plan: (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock or (iv) Deferred Stock.

  In particular, the Committee shall have the authority:

    (i) to select the officers and other key employees of the Company, its Subsidiaries, and its Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards or a combination of the foregoing from time to time will be granted hereunder;

    (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock, or a combination of the foregoing, are to be granted hereunder;

    (iii) to determine the number of shares of Stock to be covered by each such award granted hereunder;

    (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (other than Director Stock Options), including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto based on performance and/or such other factors as the Committee may determine, in its sole discretion, and any vesting acceleration features based on performance and/or such other factors as the Committee may determine, in its sole discretion;

    (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of a participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period.

  The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

  All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3. STOCK SUBJECT TO PLAN.

  The total number of shares of Stock reserved and available for distribution under the Plan shall be 11,300,000 comprised of: (i) 9,300,000 shares (plus such number of shares subject to options granted under the 1984 Torchmark Corporation Stock Option Plan which expire unexercised), which may consist, in whole or in part, of authorized and unissued shares or treasury shares, and
(ii) 3,000,000 additional shares, which may consist, in whole or in part, of authorized and unissued shares or treasury shares.

  If any shares of Stock that have been optioned cease to be subject to option, or if any shares subject to any Restricted Stock or Deferred Stock award granted hereunder are forfeited or such award otherwise terminates, such shares shall again be available for distribution in connection with future awards under the Plan.

  In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the number and option price of shares subject to outstanding Stock Options and Director Stock Options granted under the Plan, (iii) the number of shares subject to Restricted Stock or Deferred Stock awards granted under the Plan, (iv) the aggregate number of shares available for issuance to any employee pursuant to Section 4(a), and
(v) the number of Director Stock Options to be granted each year pursuant to
Section 6, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number, and further provided that no such adjustment shall increase the aggregate value of any outstanding award. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. ELIGIBILITY.

  (a) Officers and other key employees of the Company, its Subsidiaries or its Affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, its Subsidiaries, or its Affiliates are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards.

  Except as provided in Section 6, the optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award or grant; provided, however, that no employee shall be granted Stock Options on more than 200,000 shares in any calendar year.

  (b) Directors of the Company (other than directors who are also officers or employees of the Company, its Subsidiaries or its Affiliates) are eligible to receive Director Stock Options pursuant to Section 6 of the Plan.

SECTION 5. STOCK OPTIONS FOR EMPLOYEES.

  Stock Options may be granted either alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee.

  The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

  The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights) except that Incentive Stock Options shall not be granted to employees of an Affiliate. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

  Except as provided in Section 5(1), no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. Notwithstanding the foregoing, in the event an optionee voluntarily disqualifies an option as an Incentive Stock Option within the meaning of
Section 422 of the Code, the Committee may, but shall not be obligated to, make such additional grants, awards or bonuses as the Committee shall deem appropriate, to reflect the tax savings to the Company which results from such disqualification.

  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

  (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on the date of the grant of the Stock Option.

  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date such Incentive Stock Option is granted.

  (c) Exercisability. Subject to paragraph (l) of this Section 5 with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, provided, however, that, except as provided in Section 5(f), 5(g), 5(h) or 13, no Stock Option shall be exercisable prior to six months from the date of the granting of the option. Notwithstanding the limitations set forth in the preceding sentence, the Committee may accelerate the exercisability of any Stock Option, at any time in whole or in part, based on performance and/or such other factors as the Committee may determine in its sole discretion.

  (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee (including instruments providing for "cashless exercise"). As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the shares received upon the exercise of such Stock Option shall be restricted or deferred, as the case may be, in accordance with the original term of the Restricted Stock award or Deferred Stock award in question, except that the Committee may direct that such restrictions or deferral provisions shall apply to only the number of such shares equal to the number of shares of Restricted Stock or Deferred Stock surrendered upon the exercise of such option. No shares of unrestricted Stock shall be issued until full payment therefor has been made. An optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for such shares.

  (e) Transferability of Options. A Stock Option agreement may permit an optionee to transfer the Stock Option to members of his or her Immediate Family, to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners if (i) the agreement setting forth such Stock Option expressly provides that the Stock Option may be transferred only with the express written consent of the Committee, and (ii) the optionee does not receive any consideration in any form whatsoever for said transfer. Any Stock Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Stock Option immediately prior to the transfer thereof. Stock Options granted prior to December 1, 1993 may be amended to provide for their transferability, subject to the foregoing conditions.

  Any Stock Option not (i) granted pursuant to any agreement expressly allowing the transfer of said Stock Option or (ii) amended expressly to permit its transfer shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution and such Stock Option thus shall be exercisable during the optionee's lifetime only by the optionee.

  (f) Termination by Death. Unless otherwise determined by the Committee, if an optionee's employment with the Company, any Subsidiary, and any Affiliate terminates by reason of death (or if an optionee dies following termination of employment by reason of disability or Normal Retirement), any Stock Option shall become immediately exercisable and may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, during the period ending on the expiration of the stated term of such Stock Option or the first anniversary of the optionee's death, whichever is later.

  (g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Disability, any Stock Option held by such optionee shall be immediately exercisable and may thereafter be exercised during the period ending on the expiration of the stated term of such Stock Option. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

  (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Normal Retirement, any Stock Option held by such optionee shall become immediately exercisable. A Stock Option held by an optionee whose employment has terminated by reason of Normal Retirement shall expire at the end of the stated term of such Stock Option, unless otherwise determined by the Committee.

  If an optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Early Retirement, any Stock Option shall terminate three years from the date of such Early Retirement or upon the expiration of the stated term of the Stock Option, whichever is shorter, unless otherwise determined by the Committee. In the event of Early Retirement, there shall be no acceleration of vesting of the Stock Option unless otherwise determined by the Committee at or after grant, and said Stock Option may only be exercised to the extent it is or has become exercisable prior to termination of the Stock Option.

  In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

  (i) Termination for Cause. If the optionee's employment with the Company, any Subsidiary and any Affiliate is terminated for Cause, the Stock Option shall immediately be forfeited to the Company upon the giving of notice of termination of employment.

  (j) Other Termination. If the optionee's employment with the Company, any Subsidiary and any Affiliate is involuntarily terminated by the optionee's employer without Cause, the Stock Option shall terminate three months from the date of termination of employment or upon the expiration of the stated term of the Stock Option, whichever is shorter, unless otherwise determined by the Committee. If an optionee's employment with the Company, any Subsidiary and any Affiliate is voluntarily terminated for any reason, the Stock Option shall terminate one month from the date of termination of employment or upon the expiration of the stated term of the Stock Option, whichever is shorter. In the event of involuntary termination without Cause or voluntary termination for any reason, there shall be no acceleration of vesting of the Stock Option unless otherwise determined by the Committee and said Stock Option may only be exercised to the extent it is or has become exercisable prior to termination of the Stock Option.

  (k) Termination upon Change of Control. Notwithstanding the provisions of
Section 5(j) or the stated term of the Stock Option, if the optionee's employment with the Company, any Subsidiary and any Affiliate is involuntarily terminated by the optionee's employer without Cause by reason of or within three months after a merger or other business combination resulting in a "Change of Control" as defined in Section 13 of this Plan, the Stock Option shall terminate upon the later of six months and one day after such merger or business combination or ten business days following the expiration of the period during which publication of financial results covering at least thirty days of post-merger combined operations has occurred.

  (l) Limit on Value of Incentive Stock Option First Exercisable Annually. The aggregate Fair Market Value (determined at the time of grant) of the Stock for which "incentive stock options" within the meaning of Section 422 of the Code are exercisable for the first time by an optionee during any calendar year under the Plan (and/or any other stock option plans of the Company, any Subsidiary and any Affiliate) shall not exceed $100,000. Notwithstanding the preceding sentence, the exercisability of such Stock Options may be accelerated by the Committee and shall be accelerated as provided in Sections 5(f), 5(g), 5(h), and 13, in which case Stock Options which exceed such $100,000 limit shall be treated as Non-Qualified Stock Options.

SECTION 6. DIRECTOR STOCK OPTIONS.

  Director Stock Options granted under the Plan shall be options which are not intended to be "incentive stock options" within the meaning of Section 422 of the Code. Such Director Stock Options may be granted pursuant to a pre-established formula contained in the Plan or may, in the sole discretion of the entire Board of Directors, be granted as to such number of shares and upon such terms and conditions as shall be determined by said Board of Directors.

  Director Stock Options granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

  (a) Formula-based Director Stock Options. For each calendar year after 1995, 3,000 Director Stock Options shall be granted automatically on the first day of each calendar year on which Stock is publicly traded on the New York Stock Exchange to each member of the Board on that date who is not an employee of the Company, its Subsidiaries or Affiliates ("Outside Director").

  The option price per share of Stock purchasable under such Director Stock Option shall be 100% of the Fair Market Value of the Stock on the date of the grant of the Director Stock Option. Except as provided in Section 13, said Director Stock Options for calendar years after 1994 shall become exercisable in full six months from the date of the grant of the option and shall remain exercisable for a term of ten years and two days from the date such Director Stock Option is granted.

  (b) Non-Formula Based Director Stock Options. Within its sole discretion, the entire Board may, for calendar years commencing with 1996, award Director Stock Options on a non-formula basis to all or such individual Outside Directors as it shall select. Such Director Stock Options may be awarded at such times and for such number of shares as the Board in its discretion determines. The price of such Director Stock Options may be fixed by the Board at a discount not to exceed 25% of the fair market value of the Stock on the date of grant or may be the fair market value of the Stock on the grant date. Such Director Stock Options shall become first exercisable and have an option term as determined by the Board in its discretion, provided however, that except as described in Section 13 and in paragraph (e) of this section, no such Director Stock Option shall be first exercisable until six months from the date of grant. All other terms and conditions of such Director Stock Options shall be as established by the Board in its sole discretion.

  (c) Method of Exercise. Any Director Stock Option granted pursuant to the Plan may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee (including instruments providing for "cashless exercise"). Payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised). No shares of unrestricted Stock shall be issued until full payment therefor has been made. An optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for such shares.

  (d) Transferability of Options. No Director Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Director Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, and (ii) is otherwise appropriate and desirable, taking into account any state or federal securities laws applicable to transferable options.

  (e) Termination of Service. Upon an optionee's termination of status as an Outside Director with the Company for any reason, any Director Stock Options held by such optionee shall become immediately exercisable and may thereafter be exercised until the expiration of the stated term of such Director Stock Options or the first anniversary of the optionee's death, whichever is later. Not withstanding the foregoing sentence, if the optionee's status as an Outside Director terminates by reason of or within three months after a merger or other business combination resulting in a "Change of Control" as defined in
Section 13 of this Plan, the Director Stock Option shall terminate upon the latest of (i) six months and one day after the merger or business combination,
(ii) ten business days following the expiration of the period during which publication of financial results covering at least thirty days of post-merger combined operations has occurred, and (iii) the expiration of the stated term of such Director Stock Option.

SECTION 7. STOCK APPRECIATION RIGHTS.

  (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Incentive Stock Option.

  A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

  A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 7, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 7. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

  (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

    (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this
  Section 7 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of the Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

    (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

    (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under paragraph (e) of Section 5 of the Plan.

    (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan.

    (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

    (vi) In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right under this Section 7, that such Stock Appreciation Right can be exercised only in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 13 below).

    (vii) The Committee, in its sole discretion, may also provide that in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 13 below) the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the "Change of Control Price" (as defined in Section 13 below).

SECTION 8. RESTRICTED STOCK.

  (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and its Subsidiaries and Affiliates to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 8(b) hereof), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant and/or vesting of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

  (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement"), has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying the price specified in the Restricted Stock Award Agreement. Each participant who is awarded Restricted Stock shall be issued a stock certificate registered in the name of the participant in respect of such shares of Restricted Stock. The Committee shall specify that the certificate shall bear a legend, as provided in clause (i) below, and/or be held in custody by the Company, as provided in clause (ii) below.

    (i) The certificate shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Torchmark Corporation 1987 Stock Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and Torchmark Corporation. Copies of such Plan and Agreement are on file in the offices of Torchmark Corporation, 2001 Third Avenue South, Birmingham, Alabama 35233."

    (ii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

  (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 8 shall be subject to the following restrictions and conditions:

    (i) Subject to the provisions of this Plan and the Restricted Stock Award Agreements, during such period as may be set by the Committee commencing on the grant date (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. The Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, before or after the participant's termination of employment, based on performance and/or such other factors as the Committee may determine, in its sole discretion.

    (ii) Except as provided in paragraph (c)(i) of this Section 8, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to receive any dividends. Dividends paid in stock of the Company or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

    (iii) Subject to the provisions of the Restricted Stock Award Agreement and this Section 8, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant, and the participant shall only receive the amount, if any, paid by the participant for such forfeited Restricted Stock.

SECTION 9. DEFERRED STOCK AWARDS.

  (a) Administration. Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company, its Subsidiaries and Affiliates to whom, and the time or times at which, Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the terms and conditions of the award in addition to those set forth in paragraph (b) of this Section 9. The Committee may also condition the grant and/or vesting of Deferred Stock upon the attainment of specified performance goals, or such other criteria as the Committee shall determine, in its sole discretion. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

  (b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 9 shall be subject to the following terms and conditions:

    (i) Subject to the provisions of this Plan and the award agreement, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period, (as defined below) where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

    (ii) At the time of the award, the Committee may, in its sole discretion, determine that amounts equal to any dividends declared during the Deferral Period (or Elective Deferral Period) with respect to the number of shares covered by a Deferred Stock award will be: (a) paid to the participant currently; (b) deferred and deemed to be reinvested; or (c) that such participant has no rights with respect thereto.

    (iii) Subject to the provisions of the award agreement and this Section 9, upon termination of employment for any reason during the Deferral Period for a given award, the Deferred Stock in question shall be forfeited by the participant.

    (iv) Based on performance and/or such other criteria as the Committee may determine, the Committee may, at or after grant (including after the participant's termination of employment), accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

    (v) A participant may elect to defer further receipt of the award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least six months prior to completion of the Deferral Period for a Deferred Stock award (or for an installment of such an award).

    (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock award agreement executed by the Company and the participant.

SECTION 10. LOAN PROVISIONS.

  With the consent of the Committee, the Company may make, or arrange for, a loan or loans to an employee with respect to the exercise of any Stock Option granted under the Plan and/or with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder. The Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, term and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

SECTION 11. AMENDMENTS AND TERMINATION.

  The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the right of an optionee or participant under a Stock Option, Director Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock award theretofore granted, without the optionee's or participant's consent.

  Amendments may be made without stockholder approval except as required to satisfy Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, or other regulatory requirements.

  The Committee may amend the terms of any award or option (other than Director Stock Options) theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted Stock Options including options granted under other plans applicable to the participant and previously granted Stock Options having higher option prices.

SECTION 12. UNFUNDED STATUS OF PLAN.

  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing set forth herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

SECTION 13. CHANGE OF CONTROL.

  The following acceleration and valuation provisions shall apply in the event of a "Change of Control" or "Potential Change of Control," as defined in this
Section 13:

  (a) In the event of a "Change of Control" as defined in paragraph (b) of this Section 13, unless otherwise determined by the Committee in writing at or after grant, but prior to the occurrence of such Change of Control, or, if and to the extent so determined by the Committee in writing at or after grant (subject to any right of approval expressly reserved by the Committee at the time of such determination) in the event of a "Potential Change of Control," as defined in paragraph (c) of this Section 13:

    (i) any Stock Appreciation Rights and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

    (ii) the restrictions and deferral limitations applicable to any Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

    (iii) the value of all outstanding Stock Options, Director Stock Options, Stock Appreciation Rights, Restricted Stock and Deferred Stock Awards, shall, to the extent determined by the Committee at or after grant, be settled on the basis of the "Change of Control Price" (as defined in paragraph (d) of this Section 13) as of the date the Change of Control occurs or Potential Change of Control is determined to have occurred, or such other date as the Committee may determine prior to the Change of Control or Potential Change of Control. In the sole discretion of the Committee, such settlements may be made in cash or in stock, as shall be necessary to effect the desired accounting treatment for the transaction resulting in the Change of Control. In addition, any Stock Option, Director Stock Option, and Stock Appreciation Right which has been outstanding for less than six months shall be settled solely in stock.

  (b) For purposes of paragraph (a) of this Section 13, a "Change of Control" means the happening of any of the following:

    (i) when any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or a Subsidiary or any Company employee benefit plan), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

    (ii) the occurrence of any transaction or event relating to the Company required to be described pursuant to the requirements of 6(e) of Schedule 14A of Regulation 14A of the Commission under the Exchange Act;

    (iii) when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board cease, for any reason other than death, to constitute at least a majority thereof, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the directors at the beginning of such period; or

    (iv) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

  (c) For purposes of paragraph (a) of this Section 13, a "Potential Change of Control" means the happening of any of the following:

    (i) the entering into an agreement by the Company, the consummation of which would result in a Change of Control of the Company as defined in paragraph (b) of this Section 13; or

    (ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan) of securities of the Company representing 5 percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

  (d) For purposes of this Section 13, "Change of Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Tape, or paid or offered in any transaction related to a potential or actual Change of Control of the Company at any time during the preceding sixty day period as determined by the Committee, except that (i) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cashout such options, and (ii) in the case of Director Stock Options, the sixty day period shall be the period immediately prior to the Change of Control.

SECTION 14. GENERAL PROVISIONS.

  (a) All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

  (b) Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee or director of the Company, any Subsidiary or any Affiliate, any right to continued employment (or, in the case of a director, continued retention as a director) with the Company, a Subsidiary or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company, a Subsidiary or an Affiliate to terminate the employment of any of its employees at any time.

  (c) Each participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee, in its sole discretion, regarding payment of, any Federal, FICA, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements.

  The Committee may permit or require, in its sole discretion, participants to elect to satisfy their Federal, and where applicable, FICA, state and local tax withholding obligations with respect to all awards other than Stock Options which have related Stock Appreciation Rights by the reduction, in an amount necessary to pay all said withholding tax obligations, of the number of shares of Stock or amount of cash otherwise issuable or payable to said participants in respect of an award. The Company and, where applicable, its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes owed hereunder by a participant from any payment of any kind otherwise due to said participant.

  (d) At the time of grant or purchase, the Committee may provide in connection with any grant or purchase made under this Plan that the shares of Stock received as a result of such grant or purchase shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to the provisions of Section 13 hereof and to such other terms and conditions as the Committee may specify at the time of grant.

  (e) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 15. EFFECTIVE DATE OF PLAN.

  The Plan shall be effective on the date it is approved by a majority vote of the Company's stockholders. The Plan, as amended and restated as of February 27, 1995, shall be effective on the date it is approved by the Company's stockholders at the 1995 annual meeting of stockholders.

SECTION 16. TERM OF PLAN.

  No Stock Option, Director Stock Option, Stock Appreciation Right, Restricted Stock award or Deferred Stock award shall be granted pursuant to the Plan on or after April 28, 2004, but awards theretofore granted may extend beyond that date.

                                   EXHIBIT 2
                             TORCHMARK CORPORATION
                 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                   ARTICLE 1
                              PURPOSE OF THE PLAN

  Section 1.1. Purpose. The purpose of the Torchmark Corporation 1996 Non-Employee Director Stock Option Plan is to attract and retain highly qualified and capable Non-Employee Directors and to promote the long-term growth of Torchmark Corporation by providing a vehicle for Non-Employee Directors to increase their proprietary interest in Torchmark Corporation. The Plan will be effective for Annual Compensation payable in 1997 or thereafter.

                                   ARTICLE 2
                                  DEFINITIONS

  Section 2.1. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

  "Acquisition" has the meaning assigned such term in Section 9.3 hereof.

  "Acquisition Consideration" has the meaning assigned such term in Section
9.3 hereof.

  "Annual Compensation" means the annual cash retainer and meeting fees payable by the Company to a Non-Employee Director for services as a director (and, if applicable, as the member or chairman of a committee of the Board) of the Company, as such amount may be changed from time to time. For purposes of an election to receive Options under the Plan in lieu of Annual Compensation, meeting fees will be deemed to be earned at the beginning of the year for all scheduled meetings during the year, whether or not the Optionee later attends such meetings.

  "Beneficiary" means any person or persons designated by a Participant, in accordance with procedures established by the Committee or Plan Administrator, to receive benefits hereunder in the event of the Participant's death. If any Participant shall fail to designate a Beneficiary or shall designate a Beneficiary who shall fail to survive the Participant, the Beneficiary shall be the Participant's surviving spouse, or, if none, the Participant's surviving descendants (who shall take per stirpes) and if there are no surviving descendants, the Beneficiary shall be the Participant's estate.

  "Board" means the Board of Directors of the Company.

  "Business Day" means a day on which the New York Stock Exchange or any national securities exchange or over-the-counter market on which the Shares are traded is open for business.

  "Change in Control" means the happening of any of the following:

    (i) when any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Company or a subsidiary thereof or any Company employee benefit plan), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

    (ii) the occurrence of any transaction or event relating to the Company that is required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A of the Securities and Exchange Commission under the Exchange Act;

  (iii) when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board, cease for any reason other than death to constitute at least a majority thereof, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the directors at the beginning of such period; or

  (iv) the occurrence of a transaction requiring stockholder approval for the acquistion of the Company by an entity other than the Company or a subsidiary thereof through the purchase of assets, by merger, or otherwise.

  "Committee" means the Compensation Committee of the Board.

  "Company" means Torchmark Corporation, a Delaware corporation.

  "Disability" means total and permanent disability as determined under the Company's long term disability program, whether or not the Optionee is covered under such program. If no such program is in effect, the Disability of a Participant shall be determined in good faith by the Board (excluding the Participant).

  "Election Date" means the date established by the Plan as the date by which a Participant must submit a valid Primary Election Form to the Plan Administrator in order to participate in the Plan for a calendar year. For each calendar year, the Election Date is December 31 of the preceding calendar year; provided, however, that the Election Date for a newly eligible Participant shall be the 30th day following the date on which such individual becomes a Non-Employee Director.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Fair Market Value" means, as of any given date, the closing price of the Stock on such date on the New York Stock Exchange Composite Tape.

  "Interest Account" means the account established by the Company for each Participant for Annual Compensation deferred pursuant to the Plan and which shall be credited with interest on the last day of each calendar quarter (or such other day as determined by the Plan Administrator). The maintenance of individual Interest Accounts is for bookkeeping purposes only.

  "Non-Employee Director" means a director of the Company who is not an employee of the Company or of any subsidiary (as determined by the Committee).

  "Option" means an option to purchase Shares awarded under Article 6.

  "Option Grant Date" means the date upon which an Option is granted to a Non-Employee Director pursuant to Article 6.

  "Optionee" means a Non-Employee Director of the Company to whom an Option has been granted or, in the event of such Non-Employee Director's death prior to the expiration of an Option, such Non-Employee Director's Beneficiary.

  "Participant" means any Non-Employee Director who is participating in the Plan.

  "Plan" means the Torchmark Corporation 1996 Non-Employee Director Stock Option Plan.

  "Plan Administrator" means the Committee or its delegee of administrative duties under the Plan pursuant to Section 3.2.

  "Primary Election Form" means a form, substantially in the form attached hereto as Exhibit A, pursuant to which a Non-Employee Director elects to defer Annual Compensation under the Plan.

  "Secondary Election Form" means a form, substantially in the form attached hereto as Exhibit B, pursuant to which a Non-Employee Director elects to convert previously deferred compensation to Options pursuant to Section 6.1 of the Plan.

  "Shares" means shares of the common stock of the Company.

  "Stock Option Award Notice" means a written award notice to a Non-Employee Director from the Company evidencing an Option.

                                   ARTICLE 3
                          ADMINISTRATION OF THE PLAN

  Section 3.1. Administrator of the Plan. The Plan shall be administered by the Committee.

  Section 3.2. Authority of Committee. The Committee shall have full power and authority to: (i) interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan, and (ii) designate persons other than members of the Committee or the Board to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, such determinations to be made in accordance with the Committee's best business judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. The Committee may delegate administrative duties under the Plan to one or more agents as it shall deem necessary or advisable.

  Section 3.3. Effect of Committee Determinations. No member of the Committee or the Board or the Plan Administrator shall be personally liable for any action or determination made in good faith with respect to the Plan or any Option or to any settlement of any dispute between a Non-Employee Director and the Company. Any decision or action taken by the Committee or the Board with respect to an Option or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.

                                   ARTICLE 4
                                 PARTICIPATION

  Section 4.1. Election to Participate. Each Non-Employee Director is automatically eligible to participate in the Plan. A Non-Employee Director may participate in the Plan for a calendar year by delivering a properly completed and signed Primary Election Form to the Plan Administrator on or before the Election Date. The Non-Employee Director's participation in the Plan will be effective as of the first day of the calendar year beginning after the Plan Administrator receives the Non-Employee Director's Primary Election Form, or, in the case of a newly eligible Participant, on the first day of the calendar month beginning after the Plan Administrator receives such Non-Employee Director's Primary Election Form. A Participant shall not be entitled to any benefit hereunder unless such Participant has properly completed a Primary Election Form and deferred the receipt of his or her Annual Compensation pursuant to the Plan.

  Section 4.2. Irrevocable Election. A Participant may not revoke or change his or her Primary Election Form for a calendar year; provided, however, that a Participant may, by filing a Secondary Election Form with the Plan Administrator within the period provided in the Plan, subsequently elect to convert the balance in his or her Interest Account to Options in accordance with Article 6.

  Section 4.3. No Right to Continue as a Director. Nothing contained in the Plan shall be deemed to give any Non-Employee Director the right to be retained as a director of the Company.

                                   ARTICLE 5
                                 PLAN BENEFITS

  Section 5.1. Deferred Annual Compensation. A Non-Employee Director may elect to defer up to 100% of his or her Annual Compensation (in 10% increments but not less than 50%) to his or her Interest Account and/or by conversion to Options in accordance with the terms of the Plan. For bookkeeping purposes, the amount of the Annual Compensation which a Non-Employee Director elects to defer pursuant to the Plan shall be transferred to and held in individual Interest Accounts (in annual designations) pending distribution in cash or the conversion to Options, if applicable, pursuant to
Article 6.

  Section 5.2. Time of Election of Deferral. A Non-Employee Director who wishes to defer Annual Compensation for a calendar year must irrevocably elect to do so on or prior to the Election Date for such calendar year, by delivering a valid Primary Election Form to the Plan Administrator. The Primary Election Form shall indicate: (1) the percentage of Annual Compensation to be deferred, and (2) the form and timing of payout of deferred amounts.

  Section 5.3. Interest Accounts. Amounts in a Participant's Interest Account will be credited with interest as of the last day of each calendar quarter (or such other day as determined by the Plan Administrator, which, in the case of amounts converted to Options under the Plan, shall be the date of such conversion) at the rate set from time to time by the Committee to be applicable to the Interest Accounts of all Participants under the Plan. To the extent required for bookkeeping purposes, a Participant's Interest Accounts will be segregated to reflect deferred Annual Compensation on a year-by-year basis. For example, a 1997 Interest Account, a 1998 Interest Account, and so on. Within a reasonable time after the end of each calendar year, the Plan Administrator shall report in writing to each Participant the amount held in his or her Interest Accounts at the end of the year.

  Section 5.4. Responsibility for Investment Choices. Each Participant is solely responsible for any decision to defer Annual Compensation into his or her Interest Account or convert Annual Compensation to Options under the Plan and accepts all investment risks entailed by such decision, including the risk of loss and a decrease in the value of the amounts he or she elects to defer.

  Section 5.5. Form of Payment.

  (a) Payment Commencement Date. Payment of the balances in a Participant's Interest Accounts shall commence on the earliest to occur of (a) December 31 of the fifth year after the year with respect to which the deferral was made, (b) the first Business Day of the fourth month after the Participant's death, or (c) the Participant's termination as a Non-Employee Director other than by reason of death.

  (b) Optional Forms of Payment. Distributions from a Participant's Interest Accounts may be paid to the Participant either in a lump sum or in a number of approximately equal monthly installments designated by the Participant on his or her Primary Election Form. Such monthly installments may be for any number of months up to 120 months; provided, however, that in the event of the Participant's death during the payout period, the remaining balance shall be payable to the Participant's Beneficiary in a lump sum on the first Business Day of the fourth month after the Participant's death. If a Participant elects to receive a distribution of his or her Interest Accounts in installments, the Plan Administrator may purchase an annuity from an insurance company which annuity will pay the Participant the desired annual installments. If the Plan Administrator purchases an annuity contract, the Eligible Executive will have no further rights to receive payments from the Company or the Plan with respect to the amounts subject to the annuity. If the Plan Administrator does not purchase an annuity contract, the value of the Interest Accounts remaining unpaid shall continue to receive allocations of return as provided in Section 5.3. If the Participant fails to designate a payment method in the Participant's Primary Election Form, the Participant's Account shall be distributed in a lump sum.

  (c) Irrevocable Elections. A Participant may elect a different payment form for each year's Annual Compensation deferred under the Plan. The payment form elected or deemed elected on the Participant's Primary Election Form shall be irrevocable.

  (d) Acceleration of Payment. If a Participant elects an installment distribution and the value of such installment payment elected by the Participant would result in a distribution of less than $3,000 per year, the Plan Administrator may accelerate payment of the Participant's benefits over a lesser number of whole years so that the annual amount distributed is at least $3,000. If payment of the Participant's benefits over a five year period will not provide annual distributions of at least $3,000, the Participant's Account shall be paid in a lump sum.

  (e) Effect of Competition. Notwithstanding the Primary Election Form or any provision set forth herein, the entire balance of a Participant's Interest Accounts shall be paid immediately to the Participant a lump sum in the event the Participant ceases to be a Non-Employee Director and becomes a proprietor, officer, partner, employee or otherwise becomes affiliated with any business that is in competition with the Company or an affiliated company, or becomes employed by any governmental agency having jurisdiction over the activities of the Company or an affiliated company.

  (f) Effect of Adverse Determination. Notwithstanding the Primary Election Form or any provision set forth herein, if the Internal Revenue Service determines, for any reason, that all or any portion of the amounts credited under this Plan is currently includable in the taxable income of any Participant, then the amounts so determined to be includable in income shall be distributed in a lump sum to such Participant as soon as practicable.

  (g) Payment to Beneficiary. Upon the Participant's death, all unpaid amounts held in the Participant's Account shall be paid to the Participant's Beneficiary in a lump sum on the first Business Day of the fourth month following the Participant's death.

  Section 5.6. Financial Hardship. The Plan Administrator may, in its sole discretion, accelerate the making of payment to a Participant of an amount reasonably necessary to handle a severe financial hardship of a sudden and unexpected nature due to causes not within the control of the Participant. All financial hardship distributions shall be made in cash in a lump sum. Such payments will be made on a first-in, first-out basis so that the oldest Annual Compensation deferred under the Plan shall be deemed distributed first in a financial hardship.

  Section 5.7. Payment to Minors and Incapacitated Persons. In the event that any amount is payable to a minor or to any person who, in the judgment of the Plan Administrator, is incapable of making proper disposition thereof, such payment shall be made for the benefit of such minor or such person in any of the following ways as the Plan Administrator, in its sole discretion, shall determine:

  (a) By payment to the legal representative of such minor or such person;

  (b) By payment directly to such minor or such person;

  (c) By payment in discharge of bills incurred by or for the benefit of such minor or such person. The Plan Administrator shall make such payments without the necessary intervention of any guardian or like fiduciary, and without any obligation to require bond or to see to the further application of such payment. Any payment so made shall be in complete discharge of the Plan's obligation to the Participant and his or her Beneficiaries.

  Section 5.8. Application for Benefits. The Plan Administrator may require a Participant or Beneficiary to complete and file certain forms as a condition precedent to receiving the payment of benefits. The Plan Administrator may rely upon all such information given to it, including the Participant's current mailing address. It is the responsibility of all persons interested in receiving a distribution pursuant to the Plan to keep the Plan Administrator informed of their current mailing addresses.

  Section 5.9. Designation of Beneficiary. Each Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his or her Beneficiary or Beneficiaries to whom the Participant's Account is to be paid if the Participant dies before receipt of all such benefits. Each Beneficiary designation shall be on the form prescribed by the Plan Administrator and will be effective only when filed with the Plan Administrator during the Participant's lifetime. Each Beneficiary designation filed with the Plan Administrator will cancel all Beneficiary designations previously filed with the Plan Administrator. The revocation of a Beneficiary designation, no matter how effected, shall not require the consent of any designated Beneficiary.

                                   ARTICLE 6
                               ELECTIVE OPTIONS

  Each Non-Employee Director shall be granted Options subject to the following terms and conditions:

  Section 6.1. Election to Receive Options. At any time, but only one time, during the calendar year immediately following the filing of a Primary Election Form under Article 5, a Participant shall have the right to convert into Options pursuant to this Article 6 the then-current balance (as of the date of such election to receive Options) in his or her Interest Account for the calendar year to year to which the Primary Election Form relates. For example, if a Primary Election Form is filed in December 1996 to defer Annual Compensation to be earned in 1997, the director may elect at any time in 1997 to convert such deferred amount to Options. To make such election, the Participant must file with the Plan Administrator a written irrevocable Secondary Election Form to receive Options as of the date of the election (the "Option Grant Date"). The exercise price per Share under each Option granted pursuant to this Article 6 shall be either 75% of the Fair Market Value per Share on the Option Grant Date or 100% of the Fair Market Value per Share on the Option Grant Date, at the election of the Optionee as indicated on the Secondary Election Form. Such Secondary Election Form shall indicate the percentage of such Options to be granted at an Exercise Price of 75% of the Fair Market Value per Share on the Option Grant Date and the percentage of such Options to be granted at an Exercise Price of 100% of the Fair Market Value per Share on the Option Grant Date, which choice may affect the number of Options to be received pursuant to Section 6.2.

  Section 6.2. Number and Terms of Options. The number of Shares subject to an Option granted pursuant to this Article 6 shall be the number of whole Shares equal to A divided by B, where:

A = the dollar amount which the Non-Employee Director has elected pursuant to
Section 6.1 to convert to Options; and

B = the per share value of an Option on the Option Grant Date, as determined by the Committee using an option valuation model selected by the Committee in its discretion (such value to be expressed as a percentage of the Fair Market Value per Share on the Option Grant Date).

  In determining the number of Shares subject to an Option, (i) the Committee may designate the assumptions to be used in the selected option valuation model, and (ii) any fraction of a Share will be rounded up to the next whole number of Shares.

  Section 6.3. Exercise of Options. Each Option shall be first exercisable, cumulatively, as to 10% commencing on the each of the first through tenth anniversaries of the Option Grant Date. An Optionee's death, Disability, retirement or other termination of directorship or failure to be reelected as a director shall not shorten the term of any outstanding Option. In no event shall the period of time over which the Option may be exercised exceed eleven years from the Option Grant Date. An Option, or portion thereof, may be exercised in whole or in part only with respect to whole Shares. Shares shall be issued to the Optionee pursuant to the exercise of an Option only upon receipt by the Company from the Optionee of payment in full in cash of the aggregate purchase price for the Shares subject to the Option or portion thereof being exercised.

  Section 6.4. Accelerated Vesting. Notwithstanding the normal vesting schedule set forth in Section 6.3 hereof, any and all outstanding Options shall become immediately exercisable upon the first to occur of (i) the death of the Optionee, (ii) the Disability of the Optionee, (iii) the occurrence of a Change in Control, or (iv) the unanimous determination by the Committee that a particular Option or Options shall become fully exercisable. Upon acceleration, an Option will remain exercisable for the remainder of its original term.

  Section 6.5. Stock Option Award Notice. Each Option granted under the Plan shall be evidenced by a Stock Option Award Notice which shall be executed by an authorized officer of the Company. Such Award Notice shall contain provisions regarding (a) the number of Shares that may be issued upon exercise of the Option,

(b) the exercise price per Share of the Option and the means of payment therefor, (c) the term of the Option, and (d) such other terms and conditions not inconsistent with the Plan as may be determined from time to time by the Committee.

  Section 6.6. Transferability of Options. No Option shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, and (ii) is otherwise appropriate and desirable, taking into account any state or federal securities laws applicable to transferable Options.

                                   ARTICLE 7
                          SHARES SUBJECT TO THE PLAN

  Section 7.1. Shares Subject to the Plan. Subject to adjustment as provided in Article 9, the aggregate number of Shares which may be acquired upon the exercise of Options shall not exceed 400,000 Shares. Shares acquired upon exercise of Options may be newly issued Shares or previously issued and reacquired Shares, and there are hereby reserved for issuance under the Plan 400,000 Shares. To the extent that Shares subject to an outstanding Option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Option or by reason of the delivery of Shares to pay all or a portion of the exercise price of such Option, then such Shares shall again be available under the Plan.

                                   ARTICLE 8
                           AMENDMENT AND TERMINATION

  Section 8.1. Amendment, Suspension or Early Termination. The Board may amend, suspend or terminate the Plan or any Stock Option Award Notice at any time; provided, however, that the Board may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations, and no such amendment, modification or termination shall adversely affect any outstanding Options or Interest Accounts without the consent of the Participant.

                                   ARTICLE 9
                             ADJUSTMENT PROVISIONS

  Section 9.1. Change in Corporate Structure Affecting Shares. If the Company shall at any time change the number of issued Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Option and the exercise price per Share under each outstanding Option and the number of shares underlying Options shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Option shall not be changed.

  Section 9.2. Certain Reorganizations. Notwithstanding any other provision of the Plan, and without affecting the number of Shares reserved or available hereunder, the Committee shall authorize the issuance, continuation or assumption of outstanding Options or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem necessary to preserve Optionees' rights under the Plan.

  Section 9.3. Acquisitions. In the case of any sale of assets, merger, consolidation or combination of the Company with or into another corporation other than a transaction in which the Company is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), any Optionee who holds an outstanding Option shall have the right (subject to the provisions of the Plan and any limitation applicable to the Option) thereafter and during the term of the Option, to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which would have been obtained upon exercise of the Option or portion thereof, as the case may be, immediately prior to the Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share of the Company upon consummation of an Acquisition.

                                  ARTICLE 10
                                 MISCELLANEOUS

  Section 10.1. Withholding. If any Option granted under the Plan is or becomes subject to any withholding requirement, the Committee may require the Optionee to remit such withholding as a condition to exercising the Option or any portion thereof.

  Section 10.2. Compliance with SEC Regulations. All grants and exercises of Options under the Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act, as amended and any regulations promulgated thereunder, to the extent applicable. To the extent that any of the provisions contained herein do not conform with Rule 16b-3 of the Exchange Act or any amendments thereto or any successor regulation, then the Committee may make such modifications so as to conform the Plan and any Options granted thereunder to the Rule's requirements.

  Section 10.3. Validity. In the event that any provision of the Plan or any related Stock Option Award Notice is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan or any related Stock Option Award Notice.

  Section 10.4. Inurement of Rights and Obligations. The rights and obligations under the Plan and any related agreements shall inure to the benefit of, and shall be binding upon the Company, its successors and assigns, and the Non-Employee Directors and their beneficiaries.

  Section 10.5. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

  Section 10.6. Governing Law. The Plan shall be construed, governed and enforced in accordance with the law of Delaware, except as such laws are preempted by applicable federal law.

                                   EXHIBIT A

                             PRIMARY ELECTION FORM
                           [FOR CALENDAR YEAR 1997]

            ELECTION TO DEFER DIRECTOR COMPENSATION PURSUANT TO THE TORCHMARK CORPORATION 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

The following constitutes the irrevocable election of the undersigned under the Torchmark Corporation 1996 Non-Employee Director Stock Option Plan (the "Plan") with respect to the undersigned's annual cash retainer and meeting fees payable to the undersigned by Torchmark Corporation (the "Company") for services as a director (and, if applicable, as a member or chairman of a committee of the Board of Directors) of the Company during the calendar year identified above ("Next Year's Annual Compensation"). Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Plan.

I hereby irrevocably elect to defer into my Interest Account under the Plan
       % [INDICATE ANY PERCENTAGE FROM 50% TO 100%, IN 10% INCREMENTS] of my Next Year's Annual Compensation until the earliest of (a) December 31 of the fifth year after the year identified above, (b) the first Business Day of the fourth month after my death, or (c) my termination as a director of the Company for any reason other than my death (the "Payment Date"); subject to, however, my ability under the Plan to make a one-time election at any time during the calendar year identified above, to be effective on the date such subsequent election is received by the Plan administrator, to convert the balance on such date in my Interest Account for such year to Options to purchase common stock of the Company in accordance with the terms and provisions of the Plan. Any amount remaining in my Interest Account on the Payment Date will be paid to me or my Beneficiary [PLEASE CHECK ONE BOX]
[_] in cash in a lump sum on the Payment Date, or  [_]  in approximately equal
installments over       months [UP TO 120 MONTHS] beginning on the Payment
Date; provided, however, that in the event of my death during such payout period, the remaining balance shall be payable to my Beneficiary in a lump sum on the first Business Day of the fourth month after my death.

Executed this       day of December, 1996.

                                       ---------------------------------------
                                       (Name)

                                   EXHIBIT B

                            SECONDARY ELECTION FORM
                           [FOR CALENDAR YEAR 1997]

               ELECTION TO RECEIVE STOCK OPTIONS PURSUANT TO THE
      TORCHMARK CORPORATION 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

The following constitutes the irrevocable election of the undersigned under the Torchmark Corporation 1996 Non-Employee Director Stock Option Plan (the "Plan") with respect to the conversion to Options of the balance in the undersigned's Interest Account under the Plan for the year identified above. Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Plan.

I hereby irrevocably elect to convert, as of the date hereof, the balance in my Interest Account under the Plan for the year identified above to Options to purchase common stock of the Company in accordance with the terms and provisions of the Plan.

I further elect that [PLEASE FILL IN THE FOLLOWING BLANKS]:

   % of such Options will be granted at an exercise price of    % of the Fair
Market Value of the Company's common stock on the date of grant, and

   % of such Options will be granted at an exercise price of 100% of the Fair Market Value of the Company's common stock on the date of grant.

Executed this       day of             , 1997.

                                       ---------------------------------------
                                       (Name)

                                   EXHIBIT 3
                             TORCHMARK CORPORATION
            1996 EXECUTIVE DEFERRED COMPENSATION STOCK OPTION PLAN

ARTICLE 1. PURPOSE OF THE PLAN.

  Section 1.1. Purpose. The purpose of the Torchmark Corporation 1996 Executive Deferred Compensation Stock Option Plan is to promote the long-term growth of Torchmark Corporation by providing a vehicle for Eligible Executives to increase their proprietary interest in Torchmark Corporation and to attract and retain highly qualified and capable Eligible Executives.

ARTICLE 2. DEFINITIONS.

  Section 2.1. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

  "Acquisition" has the meaning assigned such term in Section 9.3 hereof.

  "Acquisition Consideration" has the meaning assigned such term in Section
9.3 hereof.

  "Annual Bonus" means the annual cash bonus payable by the Company to an Eligible Executive for services to the Company or any of its affiliates, as such amount may be determined from year to year.

  "Beneficiary" means any person or persons designated by a Participant, in accordance with procedures established by the Committee or Plan Administrator, to receive benefits hereunder in the event of the Participant's death. If any Participant shall fail to designate a Beneficiary or shall designate a Beneficiary who shall fail to survive the Participant, the Beneficiary shall be the Participant's surviving spouse, or, if none, the Participant's surviving descendants (who shall take per stirpes) and if there are no surviving descendants, the Beneficiary shall be the Participant's estate.

  "Board" means the Board of Directors of the Company.

  "Bonus Deferral Election Date" means the date established by the Plan as the date by which a Participant must submit a valid Primary Election Form for Bonus to the Plan Administrator in order to defer Annual Bonus under the Plan for a calendar year. For each calendar year, the Bonus Deferral Election Date is December 31 of the calendar year for which the Bonus is to be earned.

  "Business Day" shall mean a day on which The New York Stock Exchange or any national securities exchange or over-the-counter market on which the Shares are traded is open for business.

  "Change in Control" means the happening of any of the following:

    (i) when any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Company or a subsidiary thereof or any Company employee benefit plan), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

    (ii) the occurrence of any transaction or event relating to the Company that is required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A of the Securities and Exchange Commission under the Exchange Act;

    (iii) when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board, cease for any reason other than death to constitute at least a majority thereof, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the directors at the beginning of such period; or

    (iv) the occurrence of a transaction requiring stockholder approval for the acquistion of the Company by an entity other than the Company or a subsidiary thereof through the purchase of assets, by merger, or otherwise.

  "Committee" means the Compensation Committee of the Board.

  "Company" means Torchmark Corporation, a Delaware corporation.

  "Covered Employee" means an individual defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended, with respect to the Company.

  "Disability" means total and permanent disability as determined under the Company's long term disability program, whether or not the Optionee is covered under such program. If no such program is in effect, the Disability of a Participant shall be determined in good faith by the Board (excluding the Participant).

  "Eligible Executive" means an executive officer of the Company or any of its affiliates, as such officers may be selected by the Chairman of the Board of Directors or a designee of the Committee from year to year.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Fair Market Value" means, as of any given date, the closing price of the Stock on such date on the New York Stock Exchange Composite Tape.

  "Interest Account" means the Interest Account for Bonus and/or the Interest Account for Salary, as the context requires. The maintenance of individual Interest Accounts is for bookkeeping purposes only.

  "Interest Account for Bonus" means the account established by the Company for each Participant for Annual Bonus deferred pursuant to the Plan and which shall be credited with interest on the last day of each calendar quarter (or such other day as determined by the Plan Administrator).

  "Interest Account for Salary" means the account established by the Company for each Participant for Salary deferred pursuant to the Plan and which shall be credited with interest on the last day of each calendar quarter (or such other day as determined by the Plan Administrator).

  "Option" means an option to purchase Shares awarded under Article 6. Options granted under the Plan are not incentive stock options within the meaning of
Section 422 of the Internal Revenue Code.

  "Option Grant Date" means the date upon which an Option is granted to an Eligible Executive pursuant to Article 6.

  "Optionee" means an Eligible Executive of the Company to whom an Option has been granted or, in the event of such Eligible Executive's death prior to the expiration of an Option, such Eligible Executive's Beneficiary.

  "Participant" means any Eligible Executive who is participating in the Plan.

  "Plan" means the Torchmark Corporation 1996 Executive Deferred Compensation Stock Option Plan.

  "Plan Administrator" means the Committee or its delegee of administrative duties under the Plan pursuant to Section 3.2.

  "Primary Election Form" means a Primary Election Form for Salary and/or a Primary Election Form for Bonus, as the context requires.

  "Primary Election Form for Bonus" means a form, substantially in the form attached hereto as Exhibit B, pursuant to which an Eligible Executive elects to defer Bonus under the Plan.

  "Primary Election Form for Salary" means a form, substantially in the form attached hereto as Exhibit A, pursuant to which an Eligible Executive elects to defer Salary under the Plan.

  "Salary" means the salary payable by the Company to an Eligible Executive for services to the Company or any of its affiliates, as such amount may be changed from time to time.

  "Salary Deferral Election Date" means the date established by the Plan as the date by which a Participant must submit a valid Primary Election Form for Salary to the Plan Administrator in order to defer Salary under the Plan for a calendar quarter. For each calendar quarter, the Salary Deferral Election Date is the last day of the preceding calendar quarter.

  "Secondary Election Form" means a Secondary Election Form for Salary and/or a Secondary Election Form for Bonus, as the context requires.

  "Secondary Election Form for Bonus" means a form, substantially in the form attached hereto as Exhibit D, pursuant to which an Eligible Executive elects to convert previously deferred Annual Bonus to Options pursuant to Section 6.1 of the Plan.

  "Secondary Election Form for Salary" means a form, substantially in the form attached hereto as Exhibit C, pursuant to which an Eligible Executive elects to convert previously deferred Salary to Options pursuant to Section 6.1 of the Plan.

  "Shares" means shares of the common stock of the Company.

  "Stock Option Award Notice" means a written award notice to an Eligible Executive from the Company evidencing an Option.

ARTICLE 3.  ADMINISTRATION OF THE PLAN.

  Section 3.1. Administrator of the Plan. The Plan shall be administered by the Committee.

  Section 3.2. Authority of Committee. The Committee shall have full power and authority to: (i) interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan, and (ii) designate persons other than members of the Committee or the Board to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, such determinations to be made in accordance with the Committee's best business judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. The Committee may delegate administrative duties under the Plan to one or more agents as it shall deem necessary or advisable.

  Section 3.3. Effect of Committee Determinations. No member of the Committee or the Board or the Plan Administrator shall be personally liable for any action or determination made in good faith with respect to the Plan or any Option or to any settlement of any dispute between an Eligible Executive and the Company. Any decision or action taken by the Committee or the Board with respect to an Option or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.

ARTICLE 4.  PARTICIPATION.

  Section 4.1. Election to Participate. The Chairman of the Board or a designee of the Committee shall designate each year those executives who shall be Eligible Executives for the coming year. An Eligible Executive may participate in the Plan by delivering to the Plan Administrator a properly completed and signed (i) Primary Election Form for Salary on or before the Salary Deferral Election Date, and/or (ii) Primary Election Form for Bonus on or before the Bonus Deferral Election Date. An Eligible Executive's participation in the Plan will be effective (i) as of the first day of the calendar quarter beginning after the Plan Administrator receives the Eligible Executive's Primary Election Form for Salary, or (ii) as of the first day of the year for which an Annual Bonus is earned, in the case of an Eligible Executive's Primary Election Form for Bonus. A Participant shall not be entitled to any benefit hereunder unless such Participant has properly completed a Primary Election Form and deferred the receipt of his or her Annual Bonus and/or Salary pursuant to the Plan.

  Section 4.2. Irrevocable Election. A Participant may not revoke or change his or her Primary Election Form; provided, however, that a Participant may, by filing a Secondary Election Form with the Plan Administrator within the period provided in the Plan, subsequently elect to convert the balance in his or her Interest Account to Options in accordance with Article 6.

  Section 4.3. No Right to Continue as an Employee. Nothing contained in the Plan shall be deemed to give any Eligible Executive the right to be retained as an employee of the Company or any of its affiliates.

ARTICLE 5. PLAN BENEFITS.

  Section 5.1. Deferred Annual Bonus or Salary. An Eligible Executive may elect to defer up to 100% (in increments of 10% or $10,000) of his or her Annual Bonus and/or Salary to his or her Interest Account, and/or by conversion to Options in accordance with the terms of the Plan. For bookkeeping purposes, the amount of the Annual Bonus and/or Salary which an Eligible Executive elects to defer pursuant to the Plan shall be transferred to and held in individual Interest Accounts (in annual designations) pending distribution in cash or the conversion to Options, if applicable, pursuant to
Article 6.

  Section 5.2. Time of Election of Deferral. An Eligible Executive who wishes to defer Salary for a calendar quarter must irrevocably elect to do so on or prior to the Salary Deferral Election Date for such calendar quarter, by delivering a valid Primary Election Form for Salary to the Plan Administrator. The Primary Election Form for Salary shall indicate: (1) the percentage of Salary to be deferred, and (2) the form and timing of payout of deferred amounts; provided, however, that if a Participant elects to defer Salary for more than one quarter during a particular calendar year, the form and timing of payout for each quarter's deferral shall be identical. An Eligible Executive who wishes to defer Annual Bonus for a calendar year must irrevocably elect to do so on or prior to the Bonus Deferral Election Date for such calendar year, by delivering a valid Primary Election Form for Bonus to the Plan Administrator. The Primary Election Form for Bonus shall indicate:
(1) the percentage of Annual Bonus to be deferred, and (2) the form and timing of payout of deferred amounts; provided, however, that if a Participant elects to defer both Salary and Annual Bonus for a particular calendar year, the form and timing of payout for each shall be identical.

  Section 5.3. Interest Accounts. Amounts in a Participant's Interest Account will be credited with interest as of the last day of each calendar quarter (or such other day as determined by the Plan Administrator, which, in the case of amounts converted to Options under the Plan, shall be the date of such conversion) at the rate set from time to time by the Committee to be applicable to the Interest Accounts of all Participants under the Plan. To the extent required for bookkeeping purposes, a Participant's Interest Accounts will be segregated to reflect deferred compensation on a year-by-year basis and on the basis of the type of compensation deferred. For example, a 1997 Interest Account for Bonus, a 1997 Interest Account for Salary, a 1998 Interest Account for Bonus, a 1998 Interest Account for Salary, and so on. Within a reasonable time after the end of each calendar year, the Plan Administrator shall report in writing to each Participant the amount held in his or her Interest Accounts at the end of the year.

  Section 5.4. Responsibility for Investment Choices. Each Participant is solely responsible for any decision to defer Annual Bonus and/or Salary into his or her Interest Account or convert Annual Bonus and/or Salary to Options under the Plan and accepts all investment risks entailed by such decision, including the risk of loss and a decrease in the value of the amounts he or she elects to defer.

  Section 5.5. Form of Payment.

    (a) Payment Commencement Date. Payment of the balances in a Participant's Interest Accounts shall commence on the earliest to occur of (a) December 31 of the fifth year after the year with respect to which the deferral was made, (b) the first Business Day of the fourth month after the Participant's death, or (c) the Participant's termination as an employee of the Company or any of its subsidiaries or affiliates, other than by reason of death.

    (b) Optional Forms of Payment. Distributions from a Participant's Interest Accounts may be paid to the Participant either in a lump sum or in a number of approximately equal monthly installments designated by the Participant on his or her Primary Election Form. Such monthly installments may be for any number of months up to 120 months; provided, however, that in the event of the Participant's death during the payout period, the remaining balance shall be payable to the Participant's Beneficiary in a lump sum on the first Business Day of the fourth month after the Participant's death. If a Participant elects to receive a distribution of his or her Interest Accounts in installments, the Plan Administrator may purchase an annuity from an insurance company which annuity will pay the Participant the desired annual installments. If the Plan Administrator purchases an annuity contract, the Eligible Executive will have no further rights to receive payments from the Company or the Plan with respect to the amounts subject to the annuity. If the Plan Administrator does not purchase an annuity contract, the value of the Interest Accounts remaining unpaid shall continue to receive allocations of return as provided in Section 5.3. If the Participant fails to designate a payment method in the Participant's Primary Election Form, the Participant's Account shall be distributed in a lump sum.

    (c) Irrevocable Elections. A Participant may elect a different payment form for each year's compensation deferred under the Plan; provided, however, that if a Participant elects to defer Salary for more than one quarter during a particular calendar year, or if a Participant elects to defer Salary and Annual Bonus for a particular calendar year, the form and timing of payout for each such deferral shall be identical. The payment form elected or deemed elected on the Participant's Primary Election Form shall be irrevocable.

    (d) Acceleration of Payment. If a Participant elects an installment distribution and the value of such installment payment elected by the Participant would result in a distribution of less than $3,000 per year, the Plan Administrator may accelerate payment of the Participant's benefits over a lesser number of whole years so that the annual amount distributed is at least $3,000. If payment of the Participant's benefits over a five year period will not provide annual distributions of at least $3,000, the Participant's Account shall be paid in a lump sum.

    (e) Effect of Competition. Notwithstanding the Primary Election Form or any provision set forth herein, the entire balance of a Participant's Interest Accounts shall be paid immediately to the Participant a lump sum in the event the Participant ceases to be an employee of the Company or any of its subsidiaries or affiliates and becomes a proprietor, officer, partner, employee or otherwise becomes affiliated with any business that is in competition with the Company or an affiliated company, or becomes employed by any governmental agency having jurisdiction over the activities of the Company or an affiliated company.

    (f) Effect of Adverse Determination. Notwithstanding the Primary Election Form or any provision set forth herein, if the Internal Revenue Service determines, for any reason, that all or any portion of the amounts credited under this Plan is currently includable in the taxable income of any Participant, then the amounts so determined to be includable in income shall be distributed in a lump sum to such Participant as soon as practicable.

    (g) Payment to Beneficiary. Upon the Participant's death, all unpaid amounts held in the Participant's Account shall be paid to the Participant's Beneficiary in a lump sum on the first Business Day of the fourth month following the Participant's death.

  Section 5.6. Financial Hardship. The Plan Administrator may, in its sole discretion, accelerate the making of payment to a Participant of an amount reasonably necessary to handle a severe financial hardship of a sudden and unexpected nature due to causes not within the control of the Participant. All financial hardship distributions shall be made in cash in a lump sum. Such payments will be made on a first-in, first-out basis so that the oldest compensation deferred under the Plan shall be deemed distributed first in a financial hardship.

  Section 5.7. Payment to Minors and Incapacitated Persons. In the event that any amount is payable to a minor or to any person who, in the judgment of the Plan Administrator, is incapable of making proper disposition thereof, such payment shall be made for the benefit of such minor or such person in any of the following ways as the Plan Administrator, in its sole discretion, shall determine:

    (a) By payment to the legal representative of such minor or such person;

    (b) By payment directly to such minor or such person;

    (c) By payment in discharge of bills incurred by or for the benefit of such minor or such person. The Plan Administrator shall make such payments without the necessary intervention of any guardian or like fiduciary, and without any obligation to require bond or to see to the further application of such payment. Any payment so made shall be in complete discharge of the Plan's obligation to the Participant and his or her Beneficiaries.

  Section 5.8. Application for Benefits. The Plan Administrator may require a Participant or Beneficiary to complete and file certain forms as a condition precedent to receiving the payment of benefits. The Plan Administrator may rely upon all such information given to it, including the Participant's current mailing address. It is the responsibility of all persons interested in receiving a distribution pursuant to the Plan to keep the Plan Administrator informed of their current mailing addresses.

  Section 5.9. Designation of Beneficiary. Each Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his or her Beneficiary or Beneficiaries to whom the Participant's Account is to be paid if the Participant dies before receipt of all such benefits. Each Beneficiary designation shall be on the form prescribed by the Plan Administrator and will be effective only when filed with the Plan Administrator during the Participant's lifetime. Each Beneficiary designation filed with the Plan Administrator will cancel all Beneficiary designations previously filed with the Plan Administrator. The revocation of a Beneficiary designation, no matter how effected, shall not require the consent of any designated Beneficiary.

ARTICLE 6. ELECTIVE OPTIONS.

  Each Eligible Executive shall be granted Options subject to the following terms and conditions:

  Section 6.1. Election to Receive Options.

  (a) Options Converted from Deferred Salary. At any time, but only one time, during the twelve-month period following the end of a calendar year with respect to which a Participant deferred Salary into the Plan, the Participant shall have the right to convert some or all of his or her Interest Account for Salary for such previous year into Options pursuant to this Article 6. To make such election, the Participant must file with the Plan Administrator a written irrevocable Secondary Election Form for Salary to receive Options as of the date of the filing of such Secondary Election Form (the "Option Grant Date").

  (b) Options Converted from Deferred Bonus. At any time, but only one time, during the twelve-month period following the end of a calendar year with respect to which a Participant deferred Annual Bonus into the Plan, the Participant shall have the right to convert some or all of his or her Interest Account for Bonus for such previous year into Options pursuant to this Article
6. To make such election, the Participant must file with the Plan Administrator a written irrevocable Secondary Election Form for Bonus to receive Options as of the date of the filing of such Secondary Election Form (the "Option Grant Date").

  (c) Exercise Price of Options. The exercise price per Share under each Option granted pursuant to this Article 6 shall, at the election of the Optionee as indicated on the Secondary Election Form, be either 100% of the Fair Market Value per Share on the Option Grant Date, or a lesser percentage (but not less than 75%) of the Fair Market Value per Share on the Option Grant Date, such lesser percentage to be determined by the Committee from time to time. Such Secondary Election Form shall indicate the percentage of such Options to be granted at each Exercise Price, which choice may affect the number of Options to be received pursuant to Section 6.2.

  Section 6.2. Number and Terms of Options. The number of Shares subject to an Option granted pursuant to this Article 6 shall be the number of whole Shares equal to A divided by B, where:

A = the dollar amount which the Eligible Executive has elected pursuant to
Section 6.1 to convert to Options; and

B = the per share value of an Option on the Option Grant Date, as determined by the Committee using the Black Scholes option valuation model or another recognized option valuation model selected by the Committee in its discretion (such value to be expressed as a percentage of the Fair Market Value per Share on the Option Grant Date).

  In determining the number of Shares subject to an Option, (i) the Committee may designate the assumptions to be used in the selected option valuation model, and (ii) any fraction of a Share will be rounded up to the next whole number of Shares.

  Section 6.3. Exercise of Options. Each Option shall be first exercisable, cumulatively, as to 10% commencing on the each of the first through tenth anniversaries of the Option Grant Date; provided, however, that any Option held by a Covered Employee shall not be exercisable before the first day of the calendar year immediately following the year in which the Optionee ceased to be a Covered Employee. An Optionee's death, Disability, retirement or other termination of employment shall not shorten the term of any outstanding Option. In no event shall the period of time over which the Option may be exercised exceed the longer of (i) eleven years from the Option Grant Date, or
(ii) the thirtieth (30th) day of the calendar year immediately following the year in which an Optionee ceased to be a Covered Employee. An Option, or portion thereof, may be exercised in whole or in part only with respect to whole Shares. Shares shall be issued to the Optionee pursuant to the exercise of an Option only upon receipt by the Company from the Optionee of payment in full in cash of the aggregate purchase price for the Shares subject to the Option or portion thereof being exercised.

  Section 6.4. Accelerated Vesting. Notwithstanding the normal vesting schedule set forth in Section 6.3 hereof, any and all outstanding Options shall become immediately exercisable upon the first to occur of (i) the death of the Optionee, (ii) the Disability of the Optionee, (iii) the occurrence of a Change in Control, or (iv) the unanimous determination by the Committee that a particular Option or Options shall be come fully exercisable. Upon acceleration, an Option will remain exercisable for the remainder of its original term.

  Section 6.5. Stock Option Award Notice. Each Option granted under the Plan shall be evidenced by a Stock Option Award Notice which shall be executed by an authorized officer of the Company. Such Award Notice shall contain provisions regarding (a) the number of Shares that may be issued upon exercise of the Option, (b) the exercise price per Share of the Option and the means of payment therefor, (c) the term of the Option, and (d) such other terms and conditions not inconsistent with the Plan as may be determined from time to time by the Committee.

  Section 6.6. Transferability of Options. No Option shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, and (ii) is otherwise appropriate and desirable, taking into account any state or federal securities laws applicable to transferable Options.

ARTICLE 7. SHARES SUBJECT TO THE PLAN.

  Section 7.1. Shares Subject to the Plan. Subject to adjustment as provided in Article 9, the aggregate number of Shares which may be acquired upon the exercise of Options shall not exceed 1,000,000 Shares. Shares acquired upon exercise of Options may be newly issued Shares or previously issued and reacquired Shares, and there are hereby reserved for issuance under the Plan 1,000,000 Shares. To the extent that Shares subject to an outstanding Option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Option or by reason of the delivery of Shares to pay all or a portion of the exercise price of such Option, then such Shares shall again be available under the Plan.

ARTICLE 8. AMENDMENT AND TERMINATION.

  Section 8.1. Amendment, Suspension or Early Termination. The Board may amend, suspend or terminate the Plan or any Stock Option Award Notice at any time; provided, however, that the Board may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations, and no such amendment, modification or termination shall adversely affect any outstanding Options or Interest Accounts without the consent of the Participant.

ARTICLE 9. ADJUSTMENT PROVISIONS.

  Section 9.1. Change in Corporate Structure Affecting Shares. If the Company shall at any time change the number of issued Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Option and the exercise price per Share under each outstanding Option and the number of shares underlying Options shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Option shall not be changed.

  Section 9.2. Certain Reorganizations. Notwithstanding any other provision of the Plan, and without affecting the number of Shares reserved or available hereunder, the Committee shall authorize the issuance, continuation or assumption of outstanding Options or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem necessary to preserve Optionees' rights under the Plan.

  Section 9.3. Acquisitions. In the case of any sale of assets, merger, consolidation or combination of the Company with or into another corporation other than a transaction in which the Company is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), any Optionee who holds an outstanding Option shall have the right (subject to the provisions of the Plan and any limitation applicable to the Option) thereafter and during the term of the Option, to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which would have been obtained upon exercise of the Option or portion thereof, as the case may be, immediately prior to the Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share of the Company upon consummation of an Acquisition.

ARTICLE 10. MISCELLANEOUS.

  Section 10.1. Withholding. If any Option granted under the Plan is or becomes subject to any withholding requirement, the Committee may require the Optionee to remit such withholding as a condition to exercising the Option or any portion thereof.

  Section 10.2. Compliance with SEC Regulations. All grants and exercises of Options under the Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act, as amended and any regulations promulgated thereunder, to the extent applicable. To the extent that any of the provisions contained herein do not conform with Rule 16b-3 of the Exchange Act or any amendments thereto or any successor regulation, then the Committee may make such modifications so as to conform the Plan and any Options granted thereunder to the Rule's requirements.

  Section 10.3. Validity. In the event that any provision of the Plan or any related Stock Option Award Notice is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan or any related Stock Option Award Notice.

  Section 10.4. Inurement of Rights and Obligations. The rights and obligations under the Plan and any related agreements shall inure to the benefit of, and shall be binding upon the Company, its successors and assigns, and the Eligible Executives and their beneficiaries.

  Section 10.5. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

  Section 10.6. Governing Law. The Plan shall be construed, governed and enforced in accordance with the law of Delaware, except as such laws are preempted by applicable federal law.

                                   EXHIBIT A

                       PRIMARY ELECTION FORM FOR SALARY
                       FOR THE [SECOND QUARTER OF 1997]

                   ELECTION TO DEFER SALARY PURSUANT TO THE
 TORCHMARK CORPORATION 1996 EXECUTIVE DEFERRED COMPENSATION STOCK OPTION PLAN

The following constitutes the irrevocable election of the undersigned under the Torchmark Corporation 1996 Executive Deferred Compensation Stock Option Plan (the "Plan") with respect to the undersigned's salary as an executive officer of Torchmark Corporation (the "Company") or its subsidiaries and affiliates to be earned by the undersigned during the calendar quarter identified above ("Next Quarter's Salary"). Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Plan.

I hereby irrevocably elect to defer into my Interest Account for Salary under
the Plan for the year identified above,        % [INDICATE ANY PERCENTAGE UP
TO 100%, IN 10% INCREMENTS] or $        [INDICATE ANY DOLLAR AMOUNT IN
INCREMENTS OF $10,000] of my Next Quarter's Salary until the earliest of (a) December 31 of the fifth year after the year identified above, (b) the first Business Day of the fourth month after my death, or (b) my termination as an employee the Company or any of its subsidiaries or affiliates for any reason other than my death (the "Payment Date"); subject to, however, my ability under the Plan to make a one-time election at any time during the twelve-month period following the end of the year identified above, to be effective on the date such subsequent election is received by the Plan Administrator, to convert some or all of the balance in my Interest Account for Salary for such year to Options to purchase common stock of the Company in accordance with the terms and provisions of the Plan. Any amount remaining in my Interest Account for Salary on the Payment Date will be paid to me or my Beneficiary as follows:

 . if I have previously filed a Primary Election Form for Bonus or a Primary Election Form for Salary for the year identified above, then in the same manner as indicated on such form, or

 . if I have not previously filed a Primary Election Form for Bonus or a Primary Election Form for Salary for such year, then [PLEASE CHECK ONE BOX]
 [_] in cash in a lump sum on the Payment Date, or  [_] in approximately equal
installments over       months [UP TO 120 MONTHS] beginning on the Payment
Date; provided, however, that in the event of my death during such payout period, the remaining balance shall be payable to my Beneficiary in a lump sum on the first Business Day of the fourth month after my death.

Executed this       day of              , 1997.

                                       ---------------------------------------
                                       (Name)

                                   EXHIBIT B

                        PRIMARY ELECTION FORM FOR BONUS
                           FOR [CALENDAR YEAR 1997]

                    ELECTION TO DEFER BONUS PURSUANT TO THE
 TORCHMARK CORPORATION 1996 EXECUTIVE DEFERRED COMPENSATION STOCK OPTION PLAN

The following constitutes the irrevocable election of the undersigned under the Torchmark Corporation 1996 Executive Deferred Compensation Stock Option Plan (the "Plan") with respect to the undersigned's bonus as an executive officer of Torchmark Corporation (the "Company") or its subsidiaries and affiliates to be earned by the undersigned during the calendar year identified above ("Current Year Bonus"). Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Plan.

I hereby irrevocably elect to defer into my Interest Account for Bonus under
the Plan for the year identified above,        % [INDICATE ANY PERCENTAGE UP
TO 100%, IN 10% INCREMENTS] or $        [INDICATE ANY DOLLAR AMOUNT IN
INCREMENTS OF $10,000] of my Current Year Bonus, if any, until the earliest of
(a) December 31 of the fifth year after the year identified above, (b) the first Business Day of the fourth month after my death, or (c) my termination as an employee the Company or any of its subsidiaries or affiliates for any reason other than my death (the "Payment Date"); subject to, however, my ability under the Plan to make a one-time election at any time during the twelve-month period following the end of the year identified above, to be effective on the date such subsequent election is received by the Plan Administrator, to convert some or all of the balance in my Interest Account for Bonus for such year to Options to purchase common stock of the Company in accordance with the terms and provisions of the Plan. Any amount remaining in my Interest Account for Bonus on the Payment Date will be paid to me or my Beneficiary as follows:

 . if I have filed a Primary Election Form for Salary for the year identified above, then in the same manner as indicated on such form, or

 . if I have not filed a Primary Election Form for Salary for such year, then [PLEASE CHECK ONE BOX] [_] in cash in a lump sum on the Payment Date, or
 [_] in approximately equal installments over       months [UP TO 120 MONTHS]
beginning on the Payment Date; provided, however, that in the event of my death during such payout period, the remaining balance shall be payable to my Beneficiary in a lump sum on the first Business Day of the fourth month after my death.

Executed this       day of           , 1997.

                                       ---------------------------------------
                                       (Name)

                                   EXHIBIT C

                      SECONDARY ELECTION FORM FOR SALARY
                           [FOR CALENDAR YEAR 1997]

               ELECTION TO RECEIVE STOCK OPTIONS PURSUANT TO THE
 TORCHMARK CORPORATION 1996 EXECUTIVE DEFERRED COMPENSATION STOCK OPTION PLAN

The following constitutes the irrevocable election of the undersigned under the Torchmark Corporation 1996 Executive Deferred Compensation Stock Option Plan (the "Plan") with respect to the conversion to Options of the balance in the undersigned's Interest Account for Salary under the Plan for the year identified above. Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Plan.

I hereby irrevocably elect to convert, as of the date hereof,       %
[INDICATE ANY PERCENTAGE UP TO 100%, IN 10% INCREMENTS] of the balance in my Interest Account for Salary under the Plan for the year identified above to Options to purchase common stock of the Company in accordance with the terms and provisions of the Plan.

I further elect that [PLEASE FILL IN THE FOLLOWING BLANKS]:

  % of such Options will be granted at an exercise price of    % of the Fair
Market Value of the Company's common stock on the date of grant, and

  % of such Options will be granted at an exercise price of 100% of the Fair Market Value of the Company's common stock on the date of grant.

  Executed this       day of          , 1998.

                                       ---------------------------------------
                                       (Name)

                                   EXHIBIT D

                       SECONDARY ELECTION FORM FOR BONUS
                           [FOR CALENDAR YEAR 1997]

               ELECTION TO RECEIVE STOCK OPTIONS PURSUANT TO THE
 TORCHMARK CORPORATION 1996 EXECUTIVE DEFERRED COMPENSATION STOCK OPTION PLAN

The following constitutes the irrevocable election of the undersigned under the Torchmark Corporation 1996 Executive Deferred Compensation Stock Option Plan (the "Plan") with respect to the conversion to Options of the balance in the undersigned's Interest Account for Bonus under the Plan for the year identified above. Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Plan.

I hereby irrevocably elect to convert, as of the date hereof,       %
[INDICATE ANY PERCENTAGE UP TO 100%, IN 10% INCREMENTS] of the balance in my Interest Account for Bonus under the Plan for the year identified above to Options to purchase common stock of the Company in accordance with the terms and provisions of the Plan.

I further elect that [PLEASE FILL IN THE FOLLOWING BLANKS]:

  % of such Options will be granted at an exercise price of    % of the Fair
Market Value of the Company's common stock on the date of grant, and

  % of such Options will be granted at an exercise price of 100% of the Fair Market Value of the Company's common stock on the date of grant.

Executed this       day of          , 1998.

                                       ---------------------------------------
                                       (Name)

                             TORCHMARK CORPORATION
           PROXY/DIRECTION CARD FOR ANNUAL MEETING ON APRIL 24, 1997

P   THIS PROXY/DIRECTION IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.
R   The undersigned hereby appoints R. K. Richey and Keith A. Tucker, jointly
O   and severally with full power of substitution, to vote all shares of common
X   stock which the undersigned holds of record and is entitled to vote at the
Y Annual Meeting of Shareholders to be held at the offices of the Company, 2001 Third Avenue South, Birmingham, Alabama on the 24th day of April 1997 at 10:00 a.m. (CDT), or any adjournment thereof. All shares votable by the undersigned in-cluding shares held of record by agents or trustees for the undersigned as a participant in the Dividend Reinvestment Plan (DRP), Torchmark Corporation Sav-ings and Investment Plan (TTP), United Investors Management Company Savings and Investment Plan (UITP), Liberty National Life Insurance Company 401K Plan (LNL 401K) and the Profit Sharing and Retirement Plan of Liberty National Life In-surance Company (LNL PS&R) will be voted in the manner specified and in the discretion of the persons named above or such agents or trustees on such other matters as may properly come before the meeting.

    ELECTION OF DIRECTORS:                       (change of address/comments)
     David L. Boren, Louis T. Hagopian      ____________________________________
     and Harold T. McCormick                ____________________________________
                                            ____________________________________
                                            ____________________________________

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                               SEE REVERSE
                                                                   SIDE
                                                           FOLD AND DETACH HERE

  TORCHMARK MAINTAINS A DIVIDEND REINVESTMENT PLAN FOR ALL HOLDERS OF ITS COMMON STOCK. UNDER THE PLAN, SHAREHOLDERS MAY REINVEST ALL OR PART OF THEIR DIVIDENDS IN ADDITIONAL SHARES OF COMMON STOCK AND MAY ALSO MAKE PERIODIC ADDITIONAL CASH PAYMENTS OF UP TO $3,000 TOWARD THE PURCHASE OF TORCHMARK STOCK. PARTICIPATION IS ENTIRELY VOLUNTARY. MORE INFORMATION ON THE PLAN CAN BE OBTAINED BY CALLING 1-800-446-2617.

                                                                            4937
                                                                            ----

X  Please mark your
   votes as in this
   example.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5.

1. Election of                    FOR       WITHHELD
   Directors                      [ ]         [ ]

For, except vote withheld from the following nominee(s): _______________________

2. Amendment and Restatement      FOR       AGAINST       ABSTAIN
   of Incentive Plan              [ ]         [ ]           [ ]

3. Approval of Non-Employee
   Director and Executive         [ ]         [ ]           [ ]
   Deferral Plans

4. Approval of Political          [ ]         [ ]           [ ]
   Contributions Program

5. Approval of Auditors           [ ]         [ ]           [ ]



                                              Please sign exactly as
                                              name appears hereon. Joint
                                              owners should each sign.
                                              When signing as attorney,
                                              executor, administrator,
                                              trustee or guardian,
                                              please give full title as
                                              such.

                                              ----------------------------------

                                              ----------------------------------
                                                  SIGNATURE(S)         DATE

                            FOLD AND DETACH HERE


                             TORCHMARK CORPORATION

                             STOCKHOLDER INQUIRIES
            FOR GENERAL INFORMATION CONCERNING YOUR TORCHMARK STOCK,
                              CALL (205) 325-4270.